EXHIBIT 99.1

 CONFIDENTIAL TREATMENT
  REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit, as indicated by “[*]”, have been omitted, pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

Perusat S.A.

And

ZTE Corporation

Perusat National Wimax
Equipment Contract

Contract No.: PZ2010080501WMX

Date: August 5, 2010

Signing Place: Lima, Peru

List of Annexures:
Annexure 1: BILL OF QUOTATION (BOQ)
Annexure 2: BUSINESS PLAN

This Contract is made on this 5th day of August, 2010

BETWEEN

 Perusat S.A., a company incorporated in Republic of Peru, and having its principal / registered office at Av. Camino Real 493 of. 1101 San Isidro Lima 27- Peru. (hereinafter referred to as ' the Customer') of the one part,

AND

ZTE CORPORATION, a company incorporated under the laws of P.R.China having its registered office at ZTE Plaza, Keji Road South, Hi-Tech Industrial Park, Nanshan District, Shenzhen, P.R.China (Hereinafter referred to as “Supplier” or sometimes referred to as "ZTE"), which expression shall deem to mean and include its all successors-in-interest and assigns of the other part.

WHEREAS:

A. The customer wishes to acquire a solution of Perusat National Wimax Network (as defined herein below) “Project”, and the Supplier to supply the “Project” to conform the description and specifications subject to the terms and conditions to this contracts and annex attached.

B. The Supplier has agreed to supply and supervise the installation of the Equipment (as defined herein below) subject to the terms and conditions set out below.

NOW THEREFORE, in consideration of mutual representations, covenants and other valuable consideration, it is hereby agreed by and between the Parties as follows.

ARTICLE 1    DEFINITIONS AND INTERPRETATION

Unless the context otherwise requires, the following terms whenever used in this Contract shall have the meaning defined as under. Words importing the singular only also include the plural and vice versa where the context so requires.

(a)
“Contract” shall mean the present Contract between the Customer and Supplier, any Annex attached and any valid amendment, any supplementary agreements and succeeding amendments thereto, defining the principal rights and duties of the PARTIES

(b)
“Supply Price” or “Price” shall mean the price payable to the Supplier under the Contract for the full and proper performance of its contractual obligations under the Contract, including DDP with shipping by sea.

(c)	“Day” shall mean respectively the Gregorian calendar year, month and day.

(d)	“Business Day” shall mean the weekdays excluding any public holidays recognized in the Republic of Peru.

(e)
“Equipment” shall mean the physical items and their corresponding software to be provided by the Supplier under the Contract as required for the satisfactory implementation of the Project or as specifically provided for in the Contract.

(f)	“Acceptance Tests” shall mean the provisional and final acceptance test to be carried out for each individual equipment in accordance with the provisions of the Contract.

(g)	“Preliminary Acceptance Test” (PAT) shall mean the acceptance test conducted by the Parties within seven (7) days after the completion of the installation of the Equipment.

(h)	“Final Acceptance Test” (FAT) shall mean the final acceptance testing to be carried out by the Parties within one year after the issuance of the PAC.

(i)
“Acceptance Certificate” means the provisional and final acceptance certificate (“PAC” and “FAC” respectively) to be issued by the Customer to the Supplier for every equipment component upon satisfactory commissioning.

(j)	“Parties” shall mean the Supplier and the Customer collectively, and “Party” shall mean either the Supplier or the Customer as the context dictates.

(k)
“Confidential Information” shall mean any information disclosed in any form whatsoever (including, but not limited to, disclosure made in writing, orally or in the form of samples, models, computer programs or otherwise) by the disclosing Party to the receiving Party under this Contract, provided that (i) if such information is disclosed by the disclosing Party in writing, it shall be marked as confidential at the time of disclosure, (ii) if such information is disclosed by the disclosing Party orally, it shall be identified as confidential at the time of disclosure and shall also be summarized and designated as confidential in a written memorandum delivered to the receiving Party within thirty (30) days of disclosure, (iii) if disclosed in any other manner, it shall be designated in writing as confidential at the time of disclosure or (iv) notwithstanding subparagraphs (i), (ii) and (iii) of this definition, the nature of such information makes it obvious that it is confidential.

(l)
“Documentation” includes but not limited to Equipment operation manuals, technical pamphlets, catalogues, advertising material, specifications and all other materials in relation to the Equipment and the business of the Supplier embodied either by hard copy or in any electronic form.

(m)
“Site” shall mean the land and other place on, under, in or through which the works of the Contract are to be executed and any other lands and places designated by the Customer for working space or any other purpose as may be specifically stipulated in the Contract as forming part of the Site.

(n)
“Software” shall mean the software bundled with, embedded, or supplied by the Supplier with other equipment which is described in the Specifications, or any improvements and/or enhancements thereof, including: (i) man-machine executable object code version of the user loadable programs, (ii) the microcode embedded in the Supplier’s equipment, (iii) any updated or revision of these programs or the microcode delivered to the Customer.

(o)	“Technical Specifications” shall mean the technical specifications of the Supplier’s equipment.

(p)	“USD” or “U.S. Dollars” shall mean the lawful currency of the United States of America.

(q)	“Network” shall mean the network connecting the Equipment by which the Customer operates its telecommunications system;

(r)
“Sub-supplier” shall mean one party to the Subcontract as may be concluded between it and the Supplier which assigns, for the purpose of implementation of this Contract, the Sub-supplier to perform certain obligations.

(s)	“Territory” for the purpose of this Contract, Territory shall mean Republic of Peru.

(t)
“Taxes” shall mean all taxes, tariffs, levies, duties, withholdings and imposts, or any similar tax-related charges or levies imposed by any Governmental Authority within the Territory from time to time.

(u)
“Affiliate” means, in respect of a Party, any person or entity which directly or indirectly Controls, is Controlled by or is under common Control with that Party; “Control” or “Controlled” means in relation to a company, that a company will be treated as “controlled” by another if that other company appoints, or is able to appoint, or removes, whether directly or indirectly and whether by ownership of share capital, possession of voting power, contract or otherwise, the majority of the members of the governing body of that company or otherwise controls or has the power to control the affairs and policies of that company.

(v)	“Project” means, telecommunications network to be provided by the Supplier under the terms and conditions of the Contract.

ARTICLE 2     SCOPE OF SUPPLIES

The Customer agrees to purchase from the Supplier and the Supplier agrees to sell to the Customer, the Equipment and the related services named Peru National Wimax Network, which consists of a telecommunications network with Wimax technology as set out in Annexure 1: BILL OF QUOTATION (BOQ).

ARTICLE 3     CONTRACT PRICE

The contract total price for the Project is USD41,057,658.54 (Say US Dollar forty one million and fifty seven thousand six hundred and fifty eight point fifty four) which is specified in the Bill of Quotation (BOQ) on the basis of DDP Peru.

Item Description	Total Price – USD
Equipments DDP	41,057,658.54
IGV TAX in Peru	7,800,955.12
Total	48,858,613.66

The trade terms shall be subject to the "International Rules for the Interpretation of Trade Terms"(INCOTERMS 2000) provided by International Chamber of Commerce (ICC) unless otherwise stipulated herein.

The supplier offers USD 3M as voucher for project expansion in the following 3 years till 2013.  20% of the equipment value (hardware & software) in each expansion PO is allowed to deduct from this voucher. The supplier guarantees that the price for same equipment in the proposal will not be raised in the following 3 years till 2013.

ARTICLE 4  TERMS OF PAYMENT

4.1	Contractual amount for terminal products shall be made by the Customer and payable to the Supplier on 180th day after Bill of Lading date (including Air Waybill) for each shipment.

4.2
Except as to PO #2, contractual amount for system equipments and terminal products under the contract shall be made by the Customer and payable to the Supplier according to Buyer’s Credit financing terms and conditions specified as below. This financing terms and conditions are subject to the financing bank’s due diligence, credit committee approval and satisfactory documentation.

Facility type	Buyer’s credit
Buyer:	Perusat S.A.
Supplier:	ZTE corporation
Borrower	Perusat S.A.
Lender	China Development Bank, the Export-Import Bank of China or other Chinese bank(s) and/or international reputable bank(s)
Credit purpose:	To finance the purchase by the buyer of system equipments from ZTE.
Down payment:	15% of the contract value, including Peru IGV taxes
Facility amount:	85% of the contract value, including Peru IGV taxes
Currency:	United States Dollars
Tenor:	Six (6) years (including grace period)
Grace period:	Two (2) years, commencing from the signing of the loan agreement
Availability period:	Up to two years commencing from the signing of the loan agreement

Repayment:	As to each draw down of the facility, repayments of principal shall be made in nine (9) semi-annual installments. The repayment commencing on the first day after the Grace Period.
Interest rate:	Libor (6 months) + margin (to be negotiated with Lender)
Upfront fee	1% of the total facility amount
Commitment fee:	0.5% per annum, payable the date of execution of the facility agreement until the end of the availability period quarterly in arrears on the undrawn portion of the facility amount
Sinosure coverage:	An insurance policy issued by Sinosure in form and substance acceptable to the lender (Sinosure coverage is not a must for the buyer’s credit arrangement but linked to the interest level)
Security:
1. Unconditional and irrevocable Corporate Guarantee by PERUSAT’s parent company ChinaTel for 100% financing amount, which is 85% System Equipments value;
2. Mortgage of 100% System Equipments which are provided by ZTE.

Expenses:
All costs and expenses including, amongst others, those of external counsel of the lenders, stamp duties and taxes, translation, travel, consultants report and other out-of-pocket expenses incurred in the preparation, negotiation, completion and execution of the facility are for the account of the borrower.

Documentation:
Standard documentation for buyer’s credits of this type, including all agreements that the lender deems necessary to enter into with the borrower, in terms and conditions satisfactory to the parties. The buyer credit agreement will also include, inter alia, the usual provisions such as conditions precedent to drawings, change in circumstances, representations and warranties, undertakings, positive and negative covenants, events of default, waiver of immunity, indemnities, cross default, market disruption, submission to jurisdiction clauses appropriate in the context of the proposed transaction.

Note: China Export & Credit Insurance Corporation (SINOSURE) is China's only policy-oriented insurance company specializing in export credit insurance. It began operations on December 18, 2001, with capital coming from the Export Credit Insurance Risk Fund as arranged by the State fiscal budget. SINOSURE is mandated, in accordance with the Chinese government's diplomatic, international trade, industrial, fiscal and financial policies, to promote Chinese exports and investments, especially exports of high-tech or high value-added capital goods, by means of offering export credit insurance against non-payment risks, and providing services in financing, information and receivables management.

4.3	The said payment shall be made to the Supplier’s bank account(s) stated as follows:

Account name	:ZTE CORPORATION
Account number USD	:810100277908092014
Bank name	:BANK OF CHINA SHENZHEN BRANCH
Swift code	:BKCHCNBJ45A
Bank address	:INTERNATIONAL FINANCIAL BLDG.,2022 JIANSHE ROAD,SHENZHEN CHINA. POST CODE:518001

4.4	Overdue Interest

If the Customer fails to pay any amount when due, the Customer shall be liable to pay to the Seller overdue interest on such unpaid amount from the due date until the actual date of payment at the rate of  0.2 percent per every seven days. Such overdue interest shall be promptly paid upon demand of the Seller.

ARTICLE 5    PACKAGING

All goods shall be packaged to prevent damage from dampness, rust, moisture, erosion and shock, and shall be suitable for ocean transportation.

The Seller shall be liable for any damage and loss of the goods attributable to inadequate or improper packaging.

The measurement, gross weight, net weight of each package and any necessary cautions such as "Do not Stack Upside Down", "Keep Away From Moisture", "Handle With Care" shall be indicated on the surface of each package with fadeless pigment, whenever necessary.

ARTICLE 6     DELIVERY TERMS

6.1	The term of delivery is DDP, which shall be interpreted in accordance with INCOTERMS 2000 of the International Chamber of Commerce.

6.2	The time of delivery: The time of delivery will be according to customer’s Business Plan (Annex 2: Business Plan) and 5 months after actual PO issued and all conditions to PO removed.

6.3	The acquisition of the Wimax License of Perusat from MTC Peru is a must for the shipment

6.4
The means of Transportation:  by sea to Port of Lima and by land to each destination within Peru, unless otherwise specified by the Customer as to any particular PO or portion of PO for air transportation, subject to payment of additional transportation expense incurred by the Supplier.

6.5	Port of Shipment: Shenzhen, China

Port of Destination: Lima, Peru, or other location within the Republic of Peru specified by the Customer.  Pricing includes delivery to the final location where any particular component will be installed.

6.6	Transshipment: allowed

Partial shipment: allowed

6.7	The Supplier shall forward a copy of the following documents to the Customer by way of facsimile within seven (7) days after the shipment:

a) Transport document (bill of lading or airway bill, as the case may be);
b) Commercial invoice;
c) Packing list;
d) Insurance policy

6.8
The Supplier shall also, within seven (7) days after the  shipment, inform the Customer by way of telex or facsimile of the following information so as to ensure the Customer receives the Equipment and able to be aware of the Supplier’s arrangement for inland transportation in time:

(a) Contract Number/PO Number;
(b) The name of the Equipment;
(c) The actual loading quantity of the Equipment;
(d) The total gross weight of the Equipment;
(e) The total volume of the Equipment;
(f) The vessel name or flight Number;
(g) The estimated date of dispatch (ETD);
(h) The estimated date of arrival at the destination (ETA) .

6.9
The Supplier shall at its own cost and expense be responsible for obtaining any import license or other official authorization and carrying out all customs formalities for the importation of the Equipment, for their transit through any other countries. All customs duties, tariffs, fees, taxes, assessments and the charges of any nature whatsoever imposed and levied in the Territory in connection with the importation of the  Equipment shall be paid by the Supplier, with the sole exception of IGV tax (currently 19%), which shall be paid by Customer to the Supplier for remittance to proper taxing authorities.

ARTICLE 7     SPARE PARTS

The Supplier shall supply to the Customer necessary spare parts which shall be sufficient for system maintenance during warranty period as specified in the contract. The quantity of the spare parts should accord to each PO.

ARTICLE 8     LIQUIDATED DAMAGES

8.1
If the Supplier fails to deliver the Products and Service within the specified schedule time, except under those conditions defined as Force Majeure or due to the Customer’s or Carrier’s fault, the Customer may claim from the Supplier the liquidated damages, a sum equivalent to zero point  one percent (0.1%) over the value of the Products delayed and shall be applied on daily basis, from the due date until the full settlement of the delayed Products. In any event, the aggregate sum of liquidated damages for such delay shall not exceed Five per cent (5%) of the total value of the Products and Service delayed or any part thereof.

ARTICLE 9       TERMINATION

9.1	This Contract may be terminated at any time prior to the Expiration Date by the mutual written Contract of the Parties.

9.2
The Customer has the right to terminate the contract if the final financing terms approved by the financing bank are inconsistent with ZTE financing proposal, unless new agreement has been achieved between the Customer and the Supplier.

9.3
The Customer has the right to terminate the contract except as to any PO already executed if at any time the Customer considers the quantity of equipment already delivered and installed is adequate for operation of the Customer’s Network based on existing and projected subscriber revenue and taking into account the geographic and population coverage of the RF licenses the Customer is able to secure.

9.4	This Contract may be terminated in case the Customer could not acquire WiMAX license from MTC Peru in timely manner through mutual agreement.

9.5	At any time prior to the Expiration Date, a Party (“Notifying Party”) may terminate this Contract through notice to the other Party in writing if:

(a)	the other Party materially breaches this Contract, and such breach is not cured within 6 months; or
(b)	the other Party becomes bankrupt, or is the subject of proceedings for liquidation or dissolution, or ceases to carry on business or becomes unable to pay its debts as they come due; or
(c)
the conditions or consequences of Force Majeure which have a material adverse effect on the affected Party's ability to perform continue for a period in excess of  (6) months and the Parties have been unable to find an equitable solution; or

(d)	In case the contract is terminated according to cause (a),(b),(c) above ,the obligation defined in this contract for the parties remain valid

ARTICLE 10     ASSIGNMENT AND SUBCONTRACT

Either Party may assign this Contract or any part thereof, to its subsidiaries and affiliated companies. Except for the above, neither Party may assign this Contract, or any part thereof, to any third Party without the express written authorization of the other Party. This Contract shall be binding upon the successors and permitted assigns of both parties.

Without violation of the Assignment clause, the Supplier shall be entitled to subcontract all or any part of this Contract to competent Sub-supplier(s) provided that the Supplier guarantees the Customer that the Sub-supplier(s) will perform its obligations in the manner as the Supplier will do in accordance with this Contract. However, Supplier shall be responsible for the satisfactory performance of the whole Contract.

ARTICLE 11     LIMITATION OF LIABILITY

Except as provided in Article 8, ZTE shall not be liable to Perusat S.A. for damages for loss of revenues or profits, loss of goodwill or any incidental, consequential, indirect or special damages in connection with the performance or non-performance of this Contract, whether or not ZTE was advised of the possibility of such damage. The aggregate liability of ZTE for all claims for any loss, damage or indemnity whatsoever resulting from its performance or non-performance of this Contract shall in no case exceed the payment actually received by it under this Contract. These limitations shall apply notwithstanding the failure of the essential purpose of any limited remedy.

ARTICLE 12     FORCE MAJEURE

Where the performance hereof is hindered by or is absolutely impossible under the terms and conditions herein on account of Force Majeure, including earthquakes, typhoon, flood , fires, war and other unexpected, irresistible or unavoidable forces in respect of their consequence or results, the party in contingency shall inform the other party of such contingency by fax or telegram immediately, and within 15 days present valid documents signed by the notarial agency of the locale, stating the details of the incident and proving it is impossible to perform whole or part of this contract or that extension of time of performance hereof is necessary. In case that this contract is not able to be performed because of Force Majeure, the liabilities shall be exempted in part or wholly in light of the effects of Force Majeure. If the said Force Majeure lasts for 90 days, either of the parties to the contract shall have the right to terminate the contract without incurring any liability under the said CONTRACT

ARTICLE 13     APPLICABLE LAW AND RESOLUTION OF DISPUTES

The contract, including without limitation its conclusion, validity, construction, performance and settlement of the disputes, shall be governed by the law of Hong Kong, without giving effect to the principles of conflict of law.

Any dispute arising from, or in connection with the contract shall be first settled through friendly negotiation by both Parties. In case no settlement to disputes can be reached through amicable negotiation by both Parties, the disputes shall then be submitted to Hong Kong International Arbitration Center (“HKIAC”) for arbitration in accordance with its Arbitration Rules in force at the time of application for arbitration. The arbitration shall proceed in Hong Kong. The arbitral award is final and binding upon both Parties. The arbitration fees shall be borne by the losing party except otherwise awarded by the arbitration commission

To the fullest extent permitted by law, this arbitration proceeding and the arbitrator’s award shall be maintained in confidence by the parties so as to protect relevant valuable information or intellectual property rights.

Notwithstanding any reference to arbitration, both Parties shall continue to perform their respective obligations under the Agreement except for those matters under arbitration.

ARTICLE 14     GOVERNING LANGUAGE

The Contract is entered in the English language. Should a translation of the Contract into any other language be made for any reason, all matters involving interpretation shall be governed by the English text. The day-to-day language of communication and document transfer between the parties shall be English.

ARTICLE 15     CONFIDENTIALITY

15.1
All Confidential Information shall be the properties of the disclosing party and only used for the purpose of the Agreement by the receiving party. Either party agrees to prevent unauthorized disclose, sell, transfer, modify, translate, reproduce of the other party’s confidential information in accordance with the terms and conditions of the Non-Disclosure Contract entered into between the parties.

15.2
Either party hereto acknowledges that any violation of the duty of confidentiality set forth in the Non-Disclosure Contract is considered to be acting in bad faith and illegal. A party acting in bad faith during the term of the Contract/Contract shall indemnify the damages caused to the other party.

ARTICLE 16     INTELLECTUAL PROPERTY RIGHTS

16.1
All patents, trade and service marks, design rights, copyrights, know-how, trade secrets and other intellectual and industrial property interests or rights (collectively, “Intellectual Property Rights”) in and to the Pilot System, and all associated materials in any form, shall remain the property of ZTE and its third party suppliers, as appropriate. Nothing contained under the said Contract shall be understood, construed, and interpreted to be a transfer of such rights.

16.2
Subject to terms and conditions of this Agreement for trail purpose, the Supplier grants to the Customer the non-exclusive, non-transferable right to use the Software delivered with the Equipment, if any. The Supplier shall not directly or indirectly, sell, transfer, offer, disclose, lease (as less or), or license the Software to any third party the Software without prior authorization from the Supplier.

16.3	The Customer shall not:
(a)	use the Software (i) for any purpose other than trail purposes and (ii) other than as expressly provided by the terms of this Software License;
(b)	allow anyone other than Customer’s employees, agents and/or representatives with a “need to know” to have access to the Software;
(c)	make any copies of the Software except such limited number of object code copies as may be reasonably necessary for execution or archival purposes only;
(d)	make any changes to the Software, other than those arising from Customer’s normal use of the Software as explained in the associated documentation; or
(e)	reverse engineer or in any other manner decode Software, in order to derive the source code form or for any other reason.

ARTICLE 17     NO JOINT VENTURE

Nothing in this Contract shall be construed to constitute, create, give effect or recognize a joint venture partnership or formal business entity of any kind.  Nothing shall be construed as providing for the sharing of profits or losses arising out of the efforts of either party except as may be provided in any subsequent subcontract entered into between the parties (if any).

ARTICLE 18     NOTICES

Notices under this Contract must be in writing, to be sent via the regular post, postage prepaid, or by overnight courier service, personal delivery, or confirmed facsimile. If sent by confirmed facsimile, notice will be effective one business day after being sent. If sent by confirmed personal delivery, notice will be effective at the time of delivery. If sent by overnight courier service, notice will be effective upon the actual time of delivery. Notices should be sent to the following addresses:

The Customer: Perusat S.A.
Av. Camino Real 493 of. 1101 San Isidro Lima 27 Peru
Tel: 00511 720-0100
Fax: 00511 720-0101
Attn: Mario Navarro

with a copy to:

ChinaTel Group, Inc.
12526 High Bluff Drive, Suite 155, San Diego, CA  92130
Tel: +1 (760) 230-8986
Fax: +1 (760) 359-7042
Attn: Kenneth L. Waggoner

The Supplier: ZTE CORPORATION
ZTE Plaza, Keji Road South, Hi-Tech Industrial
Park, Nanshan District, Shenzhen, P.R.China
Tel: 0086 -755 -26770000
Fax: 0086 -755 -26771999

ARTICLE 19     NO WAIVER

The failure of either party to insist upon strict adherence to any term or condition of this Agreement on any occasion shall not be considered a waiver of any right to insist upon strict adherence to that term or condition or any other term or condition of this Agreement.

ARTICLE 20     MISCELLANEOUS

20.1	This Contract shall come into force on the date (Effective Date) appearing in the preamble upon the signature by the Parties and shall valid until December 31, 2025 (Expiration Date).

20.2
This Contract and its Annexures constitutes the entire Contract and understanding between the parties with respect to the subject matter hereof, and there are no additional or other promises, representations, warranties or Contracts or understandings, whether written or oral, except those as contained herein.

20.3	All the sections of this Contract which by their nature are intended to survive the termination, shall survive any termination of this Contract

20.4	If any term or provision of this Contract is held to be illegal or unenforceable, the validity or enforceability of the remainder of this Contract will not be affected.

20.5	This Contract may not be altered, modified, or waived in whole or in part, except in writing, signed by the parties.

20.6	If there are any discrepancies exist between this Contract and its Annexure(s), the provisions of this Contract shall prevail.

IN WITNESS WHEREOF, this Contract has been duly signed by the Parties hereto, in quadruplicate, on the day written above.

For and on behalf of:	For and on behalf of:
CUSTOMER: PERUSAT S.A.	SUPPLIER: ZTE CORPORATION
By: /s/ Mario Navarro	By: /s/ Chen Xing
Name: Mario Navarro	Name: Chen Xing
Title: Chief Executive Officer	Title:

Witness:	Witness:
By: /s/ Rafael Samanez	By: /s/ Chen Xing
Name: Rafael Samanez	Name: Chen Xing
Title: Director of Operations	Title:

Annexure 1: BILL OF QUOTATION (BOQ)

COMMERCIAL PROPOSAL FOR \

CHINATEL \ PERUSAT WIMAX

PROJECT

QUOTATION OF EQUIPMENT FOR 727 SITES

Valid until 2010-11-05

08/05/2010

Item	Equipment / Service Description	ZTE UNIT FOB USD	ZTE UNIT DDP without IGV USD(by sea)	Qty.	Extension DDP without IGV USD(by sea)
	Equipment
1	Core Network ASN-GW, AAA + data pre-paid
1.1	WiMAX Compact:ASN-GW, AAA + data pre-paid) Subs: 1,025,689	[*]	[*]	1	[*]
1.2	Power system DC for Core center	[*]	[*]	1	[*]
1.3	BATTERY DC for Core center	[*]	[*]	1	[*]
2	BTS
2.1	BTS S1/1/1 (2.5GHz) 2T4R: Hardware & Software	[*]	[*]	727	[*]
2.2	BATTERY DC BackupTime (Hour) 4.0	[*]	[*]	727	[*]
2.3	EMS for BTS: Hardware & Software	[*]	[*]	1	[*]
3	MICROWAVE
3.1	MICROWAVE: Hardware & oftware	[*]	[*]	727	[*]
3.2	Microwave rack	[*]	[*]	70	[*]
3.3	EMS for Microwave	[*]	[*]	1	[*]
4	Switch
4.1	Ethernet Switch	[*]	[*]	70	[*]
4.2	Ethernet Switch (10G OPTICO INTERFACE)	[*]	[*]	8	[*]
5	BOSS
5.1	BOSS Subs:1,025,689	[*]	[*]	1	[*]
6	NGN
6.1	NGN Subs:1,025,689	[*]	[*]	1	[*]
7	Spare Parts
7.1	BTS S1/1/1 (2.5GHz) 2T4R: Hardware & Software	[*]	[*]	36	[*]
7.2	Ethernet Switch	[*]	[*]	8	[*]
7.3	BATTERY DC BackupTime (Hour) 4.0	[*]	[*]	36	[*]
7.4	MICROWAVE: Hardware & Software	[*]	[*]	36	[*]
TOTAL DDP USD without IGV					$41,057,658.54
* Confidential

Annexure 2: BUSINESS PLAN

Perusat Financial Forecast

Key Income Statement and Balance Sheet Projections

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Total Revenue	$913,461	$7,377,515	$37,098,561	$102,052,276	$163,707,314	$212,410,097	$251,806,200
% Growth		708%	403%	175%	60%	30%	19%

EBITDA	($5,760,652)	($8,451,253)	($6,078,172)	$38,880,835	$81,721,063	$112,618,522	$135,825,992
EBITDA Margin	(631%)	(115%)	(16%)	38%	50%	53%	54%
% Growth			(28%)	(740%)	110%	38%	21%

Operating Income	($5,984,237)	($9,477,795)	($8,213,456)	$35,761,883	$77,843,885	$108,095,879	$130,758,235
Operating Margin	(655%)	(128%)	(22%)	35%	48%	51%	52%
% Growth			(13%)	(535%)	118%	39%	21%

Net Income	($7,521,977)	($10,220,667)	($8,826,143)	$35,015,247	$64,902,830	$84,829,128	$102,550,887
% Growth			0%	0%	85%	31%	21%

Equity Free Cash Flow	($11,518,717)	($19,474,489)	($11,750,679)	$35,207,463	$67,021,565	$85,173,388	$104,495,210
Total Cash	$14,773,145	($684,900)	($1,996,518)	$37,544,706	$108,355,718	$197,569,928	$303,889,986
Net PPE	$4,248,108	$15,256,186	$25,314,211	$33,945,871	$39,720,507	$46,209,707	$50,077,674
Total Assets	$19,269,048	$15,529,462	$27,138,173	$80,476,799	$161,961,340	$261,615,135	$375,047,586
Net Debt	$22,791,861	$18,808,305	$14,247,366	$18,581,127	$22,370,574	$26,411,396	$28,236,245
Total Capital Expenditures	$4,471,693	$12,034,620	$12,193,309	$11,750,612	$9,651,813	$11,011,843	$8,935,724

Key Statistics
(USD $, except per-share and subscriber data)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Ending Subscribers	5,000	38,650	192,331	400,655	616,642	833,630	1,025,689
% Growth		673%	398%	108%	54%	35%	23%

Net Adds	5,000	33,650	153,681	208,324	215,987	216,988	192,058

Monthly ARPU Net Subscriber	$15.22	$15.91	$16.07	$21.23	$22.12	$21.23	$20.46
% YOY Change		4.5%	1.1%	32.1%	4.2%	(4.0%)	(3.7%)

EBITDA/Sub. ($)	($1,152.13)	($218.66)	($31.60)	$97.04	$132.53	$135.09	$132.42

Cum. CapEx/Sub. ($)	($894.34)	($427.07)	($149.22)	($100.96)	($81.25)	($73.31)	($68.30)

Perusat Financial Forecast

Balance Sheet & Ratios

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Assets
Current Assets
Cash	$14,773,145	$(684,900)	$(1,996,518)	$37,544,706	$108,355,718	$197,569,928	$303,889,986
Accounts Receiveables - Net	$37,539	$303,186	$1,524,598	$4,193,929	$6,727,698	$8,729,182	$10,348,200
Inventory	$182,852	$433,665	$1,182,924	$1,730,724	$2,246,199	$2,734,016	$3,177,540
Other Current Assets	$27,404	$221,325	$1,112,957	$3,061,568	$4,911,219	$6,372,303	$7,554,186
Total Current Assets	$15,020,940	$273,276	$1,823,962	$46,530,928	$122,240,833	$215,405,428	$324,969,911

Net Property, Plant & Equipment	$4,248,108	$15,256,186	$25,314,211	$33,945,871	$39,720,507	$46,209,707	$50,077,674

Total Assets	$19,269,048	$15,529,462	$27,138,173	$80,476,799	$161,961,340	$261,615,135	$375,047,586

Liabilities & Equity
Current Liabilities
Accounts Payable	$362,145	$1,857,174	$7,394,810	$11,641,372	$15,185,380	$18,663,807	$21,811,106
Other Payables	$137,019	$1,106,627	$5,564,784	$15,307,841	$24,556,097	$31,861,515	$37,770,930
Total Current Liabilities	$499,164	$2,963,801	$12,959,594	$26,949,213	$39,741,477	$50,525,322	$59,582,036

Long-Term Debt
Total L-T Debt - Net	$22,791,861	$18,808,305	$14,247,366	$18,581,127	$22,370,574	$26,411,396	$28,236,245

Total Liabilities	$23,291,025	$21,772,106	$27,206,960	$45,530,340	$62,112,051	$76,936,718	$87,818,281

Common Stock	$3,500,000	$11,500,000	$26,500,000	$26,500,000	$26,500,000	$26,500,000	$26,500,000
Retained Earnings	$(7,521,977)	$(17,742,644)	$(26,568,788)	$8,446,459	$73,349,289	$158,178,417	$260,729,304

Total Equity	$(4,021,977)	$(6,242,644)	$(68,788)	$34,946,459	$99,849,289	$184,678,417	$287,229,304

Total Liabilities & Equity	$19,269,048	$15,529,462	$27,138,173	$80,476,799	$161,961,340	$261,615,135	$375,047,586

	0	0	0	0	0	0	0
Balance Sheet Ratios
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Current Assets/Current Liabilities	3009.2%	9.2%	14.1%	172.7%	307.6%	426.3%	545.4%
EBITDA/PP&E - Net	(135.6%)	(55.4%)	(24.0%)	114.5%	205.7%	243.7%	271.2%
Total Liabilities/Total Assets	120.9%	140.2%	100.3%	56.6%	38.3%	29.4%	23.4%

Perusat Financial Forecast

Income Statement

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7

Subscriber Revenues	$913,461	$7,377,515	$37,098,561	$102,052,276	$163,707,314	$212,410,097	$251,806,200

Total Revenue	$913,461	$7,377,515	$37,098,561	$102,052,276	$163,707,314	$212,410,097	$251,806,200
% Growth		707.6%	402.9%	175.1%	60.4%	29.7%	18.5%

Operating Expenses

Cost of Service (IDC Costs and Technology-related Costs)		$7,531,871	$29,990,062	$47,212,230	$61,585,151	$75,692,107	$88,456,154

Salaries & Non-wage Labor Costs	$679,554	$1,085,886	$1,961,600	$2,033,409	$2,043,917	$2,043,917	$2,043,917

Direct Marketing & Sales Expense	$2,235,000	$3,924,313	$3,762,000	$3,694,800	$4,732,000	$5,163,000	$5,535,000

Reseller Program Commissions	$114,016	$703,420	$3,017,160	$2,975,260	$3,192,298	$2,950,923	$2,707,759

Promotion Costs	$562,000	$656,000	$656,000	$721,600	$793,760	$873,136	$960,450

Rental Expenses	$453,000	$540,000	$632,000	$732,000	$878,400	$1,054,080	$1,264,896

Implementation Costs	$326,000	$324,000	$356,400	$392,040	$431,244	$474,368	$521,805

Other SG&A Expense	$835,844	$1,063,279	$2,801,511	$5,410,103	$8,329,480	$11,540,044	$14,490,227

Other Operating Expense (One-Time Expenses)		$0	$0	$0	$0	$0	$0

Costs Before D&A	$6,674,113	$15,828,768	$43,176,733	$63,171,441	$81,986,251	$99,791,575	$115,980,208

EBITDA	$(5,760,652)	$(8,451,253)	$(6,078,172)	$38,880,835	$81,721,063	$112,618,522	$135,825,992
EBITDA Margin	-630.6%	-114.6%	-16.4%	38.1%	49.9%	53.0%	53.9%

Depreciation & Amortization	$223,585	$1,026,542	$2,135,284	$3,118,952	$3,877,178	$4,522,643	$5,067,757
% of Revenues	24.5%	13.9%	5.8%	3.1%	2.4%	2.1%	2.0%

Operating Income (EBIT)	$(5,984,237)	$(9,477,795)	$(8,213,456)	$35,761,883	$77,843,885	$108,095,879	$130,758,235
Operating Income Margin	-655.1%	-128.5%	-22.1%	35.0%	47.6%	50.9%	51.9%

Other Income (Expense)
Interest Expense/Financing Fees	$1,537,740	$742,873	$612,687	$746,637	$865,753	$1,012,252	$1,041,182
Total Other Expense (Income)	$1,537,740	$742,873	$612,687	$746,637	$865,753	$1,012,252	$1,041,182
% of Revenues	168.3%	10.1%	1.7%	0.7%	0.5%	0.5%	0.4%

Income Before Income Taxes	$(7,521,977)	$(10,220,667)	$(8,826,143)	$35,015,247	$76,978,132	$107,083,626	$129,717,052
% of Revenues	-823.5%	-138.5%	-23.8%	34.3%	47.0%	50.4%	51.5%

Income Tax Expense	$0	$0	$0	$0	$12,075,302	$22,254,498	$27,166,165
Income Tax Rate	30%	30%	30%	30%	30%	30%	30%

Income Before Dividends and Extraordinary Items		$(10,220,667)	$(8,826,143)	$35,015,247	$64,902,830	$84,829,128	$102,550,887
% of Revenues	-823.5%	-138.5%	-23.8%	34.3%	39.6%	39.9%	40.7%

Net Income Available to Shareholders	$(7,521,977)	$(10,220,667)	$(8,826,143)	$35,015,247	$64,902,830	$84,829,128	$102,550,887
% of Revenues	-823.5%	-138.5%	-23.8%	34.3%	39.6%	39.9%	40.7%
% Growth					85.4%	30.7%	20.9%

Operating Statistics
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Revenue Growth				175.1%	60.4%	29.7%	18.5%
EBITDA Growth					110.2%	37.8%	20.6%
EBIT Growth					117.7%	38.9%	21.0%
EBITDA Margin				38.1%	49.9%	53.0%	53.9%
EBIT Margin				35.0%	47.6%	50.9%	51.9%
Net Margin				34.3%	39.6%	39.9%	40.7%

Perusat Financial Forecast

Statement of Cash Flows

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7

Net Income	$(7,521,977)	$(10,220,667)	$(8,826,143)	$35,015,247	$64,902,830	$84,829,128	$102,550,887
Add: D&A	$223,585	$1,026,542	$2,135,284	$3,118,952	$3,877,178	$4,522,643	$5,067,757
Less: Working Capital:	$251,368	$1,754,257	$7,133,490	$8,823,877	$7,893,370	$6,833,460	$5,812,290

CFFO	$(7,047,024)	$(7,439,869)	$442,630	$46,958,075	$76,673,378	$96,185,231	$113,430,934

Capital Expenditures	$(4,471,693)	$(12,034,620)	$(12,193,309)	$(11,750,612)	$(9,651,813)	$(11,011,843)	$(8,935,724)
Cumulative CAPEX	$(4,471,693)	$(16,506,312)	$(28,699,621)	$(40,450,233)	$(50,102,047)	$(61,113,890)	$(70,049,614)

Cash Flow From Investing	$(4,471,693)	$(12,034,620)	$(12,193,309)	$(11,750,612)	$(9,651,813)	$(11,011,843)	$(8,935,724)

Equity Financing	$3,500,000	$8,000,000	$15,000,000	$0	$0	$0	$0
Cash flow from Debt Issuance	$32,791,861	$6,016,444	$6,555,805	$6,453,246	$6,443,194	$7,211,738	$6,069,630
Cash flow from Debt Retirement	$(10,000,000)	$(10,000,000)	$(11,116,744)	$(2,119,485)	$(2,653,747)	$(3,170,916)	$(4,244,782)
Cash Flow From Financing	$26,291,861	$4,016,444	$10,439,061	$4,333,761	$3,789,447	$4,040,822	$1,824,848

Total Change in Cash	$14,773,145	$(15,458,044)	$(1,311,618)	$39,541,224	$70,811,011	$89,214,210	$106,320,058

Beginning Cash Position	$0	$14,773,145	$(684,900)	$(1,996,518)	$37,544,706	$108,355,718	$197,569,928
Ending Cash Position	$14,773,145	$(684,900)	$(1,996,518)	$37,544,706	$108,355,718	$197,569,928	$303,889,986

Free Cash Flow Analysis
(USD $)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7

CFFO	$(7,047,024)	$(7,439,869)	$442,630	$46,958,075	$76,673,378	$96,185,231	$113,430,934
Less: CapEx	$(4,471,693)	$(12,034,620)	$(12,193,309)	$(11,750,612)	$(9,651,813)	$(11,011,843)	$(8,935,724)

Equity Free Cash Flow (CFFO-Capex)	$(11,518,717)	$(19,474,489)	$(11,750,679)	$35,207,463	$67,021,565	$85,173,388	$104,495,210
% Growth					90%	27%	23%

Perusat Financial Forecast

Assumptions

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7

Balance Sheet Assumptions

Days in a year	365	365	365	365	365	365	365
Days Inventory (Spare Equipment Parts)	10	10	10	10	10	10	10
Days Cost of Sales in Payables	90	90	90	90	90	90	90
Days Sales in Receivables	15	15	15	15	15	15	15
Inventory:Total Rev	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Other Current Assets:Total Rev	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
Other Current Liabilities:Total Rev	15.0%	15.0%	15.0%	15.0%	15.0%	15.0%	15.0%
Accounts Payable: Total Rev	24.7%	24.7%	24.7%	24.7%	24.7%	24.7%	24.7%
Beginning Cash Balance	$0

Income Statement Assumptions

Direct Marketing Expense	10.0%	35.0%	15.0%	7.0%	6.0%	4.0%	3.0%

Reseller Program Commissions	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%

Other SG&A Expenses (% of Labor Costs)	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%

Promotion Costs	10.0%	3.0%	3.0%	2.0%	1.0%	1.0%	1.0%

Income Tax Rate	30.0%	30.0%	30.0%	30.0%	30.0%	30.0%	30.0%

Sales Tax Rate	19%	19%	19%	19%	19%	19%	19%

Funding and Investment Assumptions

Equity Investment	$3,500,000	$8,000,000	$15,000,000	$0	$0	$0	$0
Commercial Loans (Vendor Financing)	$2,791,861	$6,016,444	$6,555,805	$6,453,246	$6,443,194	$7,211,738	$6,069,630
Commercial Loan (OPEX)	$30,000,000	$0	$0	$0	$0	$0	$0

Debt Repayment	$0	$0	$0	$2,791,861	$6,016,444	$6,555,805	$6,453,246
Interest Rate	3.15%
Financing Fees	2.50%

Vendor Equipment and Services Financing	85%	of Total Investment

Perusat Financial Forecast
CAPEX Schedule
Investment
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
BTS
Empowering Sites
Lima		100	80	56	65	90	65
States	50	50	50	50	30	25	16
Total Country	50	150	130	106	95	115	81
Cost per BTS
Equipment	23,235	23,235	23,235	23,235	23,235	23,235	23,235
Instalation	2,000	2,000	2,000	2,000	2,000	2,000	2,000
Network design, site survey & report	792	792	792	792	792	792	792
Civil Work	15,000	15,000	15,000	15,000	15,000	15,000	15,000
Site Aquisition	5,318	5,318	5,318	5,318	5,318	5,318	5,318
RF Planning & Optimizatiom	1,225	1,225	1,225	1,225	1,225	1,225	1,225
Licences	0	0	0	0	0	0	0
Software upgrade	0	0	0	0	0	0	0
Hardware Upgrade	0	0	0	0	0	0	0
Total Financing Cost per BTS	26,027	26,027	26,027	26,027	26,027	26,027	26,027
Total Cost per BTS	47,570	47,570	47,570	47,570	47,570	47,570	47,570
Total Financed Investment BTS	1,301,367	3,904,101	3,383,554	2,758,898	2,472,597	2,993,144	2,108,215
Total Investment BTS	2,378,517	7,135,551	6,184,144	5,042,456	4,519,182	5,470,589	3,853,198
Aggregate Value	2,378,517	9,514,068	15,698,212	20,740,668	25,259,851	30,730,440	34,583,637
Tax Credit	0	0	0	0	0	0	0
Net Investment	2,378,517	7,135,551	6,184,144	5,042,456	4,519,182	5,470,589	3,853,198

Local Microwave Network
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Number of BTS	50	150	130	106	95	115	81
Factor (redundancy)	1.25	1.25	1.25	1.25	1.25	1.25	1.25
Total Microwave Eq.	63	188	163	133	119	144	101
Microwave Link Value US$	7,719	7,719	7,719	7,719	7,719	7,719	7,719
Network desing	150.00	150.00	150.00	150.00	150.00	150.00	150.00
Instalation	2,200.0	2,200.0	2,200.0	2,200.0	2,200.0	2,200.0	2,200.0
Total Value MUS$	10,069	10,069	10,069	10,069	10,069	10,069	10,069
Total Value MUS$	629,313	1,887,938	1,636,213	1,334,143	1,195,694	1,447,419	1,019,486
Tax Credit	0	0	0	0	0	0	0
Net Investment	629,313	1,887,938	1,636,213	1,334,143	1,195,694	1,447,419	1,019,486

Wimax System Equipment
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Core Network	255,773	309,000	654,342	701,361	728,788	767,970	705,278
Engineering Services	43,756
Network Management System (EMS)	51,840
Management Service	354,020
Guarantee	81,600	326,400	538,560	711,552	866,592	1,054,272	1,186,464
Network Hardware	109,000	50,000	50,000
IMS
NGN		368,411	427,163	616,101	684,557	659,913	630,121
Billing System (BOSS)	336,774	220,320	1,010,880	1,458,000	1,620,000	1,561,680	1,491,178
Planning and Optimization	54,000
Proyect Management	5,000
Training	62,100	12,000	12,000	12,000	12,000
Total	1,353,863	1,286,131	2,692,946	3,499,014	3,911,937	4,043,835	4,013,040
Tax Credit	0	0	0	0	0	0	0
Net Investment	1,353,863	1,286,131	2,692,946	3,499,014	3,911,937	4,043,835	4,013,040

Other Investments
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Offices and Data Center	0	1,500,000	1,680,000	1,800,000	0	0	0
Ofices number		1	7	4
Square Meters	0	1,000	300	300
Square Meter Value MUS$		1,500	800	1,500
Vehicles	75,000	225,000	0	75,000	25,000	50,000	50,000
Vehicles number	3	9	0	3	1	2	2
Vehicles price	25,000	25,000	25,000	25,000	25,000	25,000	25,000
Furniture	12,000		7
Computers	23,000
Fiber Network	0	0	0	0	0	0	0
Distance (Tumbes,Lima,Arequipa, Cusco)
Price per Km.
Frequencies Acquisition		5,000,000
Total	110,000	6,725,000	1,680,007	1,875,000	25,000	50,000	50,000
Tax Credit	0	0	0	0	0	0	0
Net Investment	110,000	6,725,000	1,680,007	1,875,000	25,000	50,000	50,000

Investments Summary (Net of Taxes)
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
BTSs	2,378,517	7,135,551	6,184,144	5,042,456	4,519,182	5,470,589	3,853,198
Local Microwave Network	629,313	1,887,938	1,636,213	1,334,143	1,195,694	1,447,419	1,019,486
Wimax System Equipment	1,353,863	1,286,131	2,692,946	3,499,014	3,911,937	4,043,835	4,013,040
Other Investments	110,000	1,725,000	1,680,007	1,875,000	25,000	50,000	50,000
Total	4,471,693	12,034,620	12,193,309	11,750,612	9,651,813	11,011,843	8,935,724

Depreciation
Initial Assets
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
BTSs		2,259,591	8,812,405	13,806,102	17,215,825	19,787,466	23,005,779
Local Microwave Network		597,847	2,331,603	3,652,844	4,554,995	5,235,405	6,086,912
Wimax System Equipment		1,286,170	2,379,377	4,699,738	7,553,827	10,514,785	13,304,950
Other Investments		104,500	1,732,800	3,155,526	4,621,224	4,182,851	3,812,066
Total	0	4,248,108	15,256,186	25,314,211	33,945,871	39,720,507	46,209,707
Additional Assets
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
BTSs	2,378,517	7,135,551	6,184,144	5,042,456	4,519,182	5,470,589	3,853,198
Local Microwave Network	629,313	1,887,938	1,636,213	1,334,143	1,195,694	1,447,419	1,019,486
Wimax System Equipment	1,353,863	1,286,131	2,692,946	3,499,014	3,911,937	4,043,835	4,013,040
Other Investments	110,000	1,725,000	1,680,007	1,875,000	25,000	50,000	50,000
Total	4,471,693	12,034,620	12,193,309	11,750,612	9,651,813	11,011,843	8,935,724
Period Depreciation
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
BTSs	118,926	582,737	1,190,448	1,632,733	1,947,542	2,252,276	2,493,238
Local Microwave Network	31,466	154,182	314,971	431,992	515,284	595,911	659,666
Wimax System Equipment	67,693	192,924	372,585	644,924	950,980	1,253,670	1,531,147
Other Investments	5,500	96,700	257,280	409,303	463,372	420,785	383,707
Total	223,585	1,026,542	2,135,284	3,118,952	3,877,178	4,522,643	5,067,757
Net Fixed Assets
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
BTSs	2,259,591	8,812,405	13,806,102	17,215,825	19,787,466	23,005,779	24,365,739
Local Microwave Network	597,847	2,331,603	3,652,844	4,554,995	5,235,405	6,086,912	6,446,733
Wimax System Equipment	1,286,170	2,379,377	4,699,738	7,553,827	10,514,785	13,304,950	15,786,843
Other Investments	104,500	1,732,800	3,155,526	4,621,224	4,182,851	3,812,066	3,478,360
Total	4,248,108	15,256,186	25,314,211	33,945,871	39,720,507	46,209,707	50,077,674

Perusat Financial Forecast
Debt Schedule
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
OPEX - Loan	$30,000,000	$30,000,000	$30,000,000	$30,000,000	$30,000,000	$30,000,000	$30,000,000
Debt - Year 1 Loan	$2,791,861	$2,791,861	$2,791,861	$2,791,861	$2,791,861	$2,791,861	$2,791,861
Debt - Year 2 Loan		$6,016,444	$6,016,444	$6,016,444	$6,016,444	$6,016,444	$6,016,444
Debt - Year 3 Loan			$6,555,805	$6,555,805	$6,555,805	$6,555,805	$6,555,805
Debt - Year 4 Loan				$6,453,246	$6,453,246	$6,453,246	$6,453,246
Debt - Year 5 Loan					$6,443,194	$6,443,194	$6,443,194
Debt - Year 6 Loan						$7,211,738	$7,211,738
Debt - Year 7 Loan							$6,069,630

Interest Payment	$717,944	$592,462	$448,792	$585,306	$704,673	$831,959	$889,442
Financing Fees	$819,797	$150,411	$163,895	$161,331	$161,080	$180,293	$151,741

Retirement - OPEX Loan	$-10,000,000	$-10,000,000	$-10,000,000
Retirement - Year 1 Loan			$-1,116,744	$-1,116,744	$-558,372	$0	$0
Retirement - Year 2 Loan				$-1,002,741	$-1,002,741	$-1,002,741	$-1,002,741
Retirement - Year 3 Loan					$-1,092,634	$-1,092,634	$-1,092,634
Retirement - Year 4 Loan						$-1,075,541	$-1,075,541
Retirement - Year 5 Loan							$-1,073,866
Retirement - Year 6 Loan
Retirement - Year 7 Loan

Net Debt Retirement	$-10,000,000	$-10,000,000	$-11,116,744	$-2,119,485	$-2,653,747	$-3,170,916	$-4,244,782

Balance- OPEX Loan	$20,000,000	$10,000,000	$0
Balance - Year 1 Loan	$2,791,861	$2,791,861	$1,675,117	$558,372	$0	$0	$0
Balance - Year 2 Loan		$6,016,444	$6,016,444	$5,013,703	$4,010,963	$3,008,222	$2,005,481
Balance - Year 3 Loan			$6,555,805	$6,555,805	$5,463,171	$4,370,537	$3,277,903
Balance - Year 4 Loan				$6,453,246	$6,453,246	$5,377,705	$4,302,164
Balance - Year 5 Loan					$6,443,194	$6,443,194	$5,369,328
Balance - Year 6 Loan						$7,211,738	$7,211,738
Balance - Year 7 Loan							$6,069,630

Balance - Total Net Debt	$22,791,861	$18,808,305	$14,247,366	$18,581,127	$22,370,574	$26,411,396	$28,236,245

Perusat Financial Forecast
Changes in Working Capital

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7

Current Assets Less Cash	$247,796	$958,176	$3,820,479	$8,986,222	$13,885,116	$17,835,501	$21,079,926

Current Liabilities	$499,164	$2,963,801	$12,959,594	$26,949,213	$39,741,477	$50,525,322	$59,582,036

Working Capital	$-251,368	$-2,005,625	$-9,139,115	$-17,962,991	$-25,856,361	$-32,689,821	$-38,502,110

Change in Working Capital	$-251,368	$-1,754,257	$-7,133,490	$-8,823,877	$-7,893,370	$-6,833,460	$-5,812,290

Perusat Financial Forecast
Valuation
Terminal EBITDA Multiple Approach

	Projected Fiscal Year Ending December 31,
(Dollars in millions, Except per Share Data)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Net Income	$(7.5)	$(10.2)	$(8.8)	$35.0	$64.9	$84.8	$102.6
Net Interest Expense / (Income)	1.5	0.7	0.6	0.7	0.9	1.0	1.0
Marginal Tax Rate	30.0%	30.0%	30.0%	30.0%	30.0%	30.0%	30.0%
Earnings Before Interest	$(6.4)	$(9.7)	$(8.4)	$35.5	$65.5	$85.5	$103.3
Depreciation & Amortization	0.2	1.0	2.1	3.1	3.9	4.5	5.1
Change in Net Working Capital	0.3	1.8	7.1	8.8	7.9	6.8	5.8
Capital Expenditures	(4.5)	(12.0)	(12.2)	(11.8)	(9.7)	(11.0)	(8.9)
Unlevered Free Cash Flow	$(10.4)	$(19.0)	$(11.3)	$35.7	$67.6	$85.9	$105.2
Terminal Earnings							$102.6

	Net Terminal Value
	$690	$741	$792	$843	$895

	Implied Terminal P/E Multiple
	6.7x	7.2x	7.7x	8.2x	8.7x

WACC	Project Value (in USD Million)
10.0%	489	515	542	568	594
10.5%	474	499	525	550	576
11.0%	459	484	509	533	558
11.5%	445	469	493	517	541
12.0%	432	540	569	598	627

Annualized IRR	100.5%	102.2%	103.9%	105.5%	107.0%

(Dollars in millions, Except per Share Data)
Terminal Multiple Based on
		Data	Mid-Range	Sensitivity
1	2014 Revenue	$251.8	3.0 x	0.5 x	Terminal Year Net Debt	$28.2
2	2014 EBITDA	135.8	4.0 x	0.5 x	Terminal Year Net Income	102.6
3	2014 Earnings	102.6	8.0 x	0.5 x

3	2014 Earnings	$102.6	8.0x	0.5x

Summary

Population
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Inhabitans Number Lima+States	12,645,537	12,945,665	13,253,433	13,569,053	13,892,742	14,224,727	14,565,237

Telecommunications Sector
Fixed Telephony Lima+States
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Fixed Lines	2,339,159	2,447,167	2,560,053	2,677,963	2,780,078	2,886,071	2,996,056
Fixed Telephony Penetration	18	19	19	20	20	20	21
Chinatel Fixed Lines (1)	3,000	26,790	124,183	224,596	331,386	448,637	551,825
Chinatel Market Share	0.1%	1.1%	4.9%	8.4%	11.9%	15.5%	18.4%
(1) Considers Fixed lines sold through CPE

Internet
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Internet Connections Total Project	674,852	838,021	1,106,188	1,410,819	1,768,690	2,168,928	2,655,873
Internet Penetration	5.3	6.5	8.3	10.4	12.7	15.2	18.2
Chinatel Internet Connections	5,000	38,650	192,331	400,655	616,642	833,630	1,025,689
Cpe	3,000	26,790	124,183	224,596	331,386	448,637	551,825
USB PC	2,000	11,860	68,148	176,059	285,257	384,994	473,864
Chinatel Market Share	0.74%	4.61%	17.39%	28.40%	34.86%	38.44%	38.62%

Result Summary
Income
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Internet	682,380	5,471,196	27,612,441	64,972,492	106,052,518	144,251,528	175,436,294
Business	251,964	1,882,761	10,419,555	24,758,982	43,775,942	59,019,787	71,073,074
Cpe	143,100	1,349,710	7,287,515	15,475,298	27,115,644	36,024,184	43,079,866
USB PC	108,864	533,050	3,132,040	9,283,684	16,660,298	22,995,603	27,993,207
Household	430,416	3,588,435	17,192,886	40,213,510	62,276,576	85,231,740	104,363,221
Cpe	327,600	2,922,533	13,668,633	30,002,184	43,626,061	59,031,270	71,900,635
USB PC	102,816	665,902	3,524,254	10,211,327	18,650,515	26,200,471	32,462,586
VOIP	54,234	510,397	2,584,820	6,135,723	10,056,653	13,564,352	16,397,154
Business	20,826	226,476	1,231,635	3,056,291	5,411,995	7,297,342	8,817,170
Cpe	16,051	183,442	978,991	2,307,611	4,067,967	5,440,483	6,553,266
USB PC	4,775	43,034	252,644	748,680	1,344,028	1,856,859	2,263,904
Household	33,409	283,921	1,353,185	3,079,432	4,644,658	6,267,010	7,579,984
Cpe	26,740	243,324	1,142,012	2,477,717	3,563,245	4,771,256	5,754,213
USB PC	6,669	40,597	211,173	601,715	1,081,413	1,495,754	1,825,771
Equipment Sales	31,000	218,000	978,000	14,650,000	21,460,000	20,680,000	19,768,400
Business	7,150	51,500	227,400	3,393,700	4,869,400	4,691,200	4,487,996
Cpe	5,250	42,000	173,250	2,542,500	3,300,000	3,175,000	3,050,000
USB PC	1,900	9,500	54,150	851,200	1,569,400	1,516,200	1,437,996
Household	23,850	166,500	750,600	11,256,300	16,590,600	15,988,800	15,280,404
Cpe	15,750	126,000	519,750	7,627,500	9,900,000	9,525,000	9,150,000
USB PC	8,100	40,500	230,850	3,628,800	6,690,600	6,463,800	6,130,404
Total Income	767,614	6,199,592	31,175,261	85,758,215	137,569,171	178,495,880	211,601,848

Costs
Internet	363,780	2,331,799	9,759,626	19,482,865	36,368,874	49,414,769	61,655,433
Voip Traffic	20,319	186,672	902,036	1,999,565	3,131,077	3,863,137	4,190,170
Leasing BTS	150,000	930,000	2,094,000	3,046,800	2,058,000	4,776,600	5,643,600
Maintenance BTS	10,000	55,000	120,000	174,000	126,000	270,000	316,950
CPE+Usb Equipment Cost	531,000	3,870,000	16,956,000	22,311,000	19,690,000	17,130,000	16,386,000
Other Costs	393,600	158,400	158,400	198,000	211,200	237,600	264,000
Total Costs	1,468,699	7,531,871	29,990,062	47,212,230	61,585,151	75,692,107	88,456,154

Direct Margin	-701,085	-1,332,278	1,185,199	38,545,985	75,984,020	102,803,773	123,145,695

Expenditures
Remunerations	679,554	1,085,886	1,961,600	2,033,409	2,043,917	2,043,917	2,043,917
Administration Expenses	1,272,845	1,575,280	3,226,911	6,111,144	9,383,124	12,848,492	16,056,929
Marketing	3,139,000	4,932,313	4,981,000	4,839,400	5,781,760	6,256,136	6,715,450
Sales Expenses	114,016	703,420	3,017,160	2,975,260	3,192,298	2,950,923	2,707,759
Total Expenditures	5,205,415	8,296,898	13,186,671	15,959,212	20,401,099	24,099,469	27,524,054

Depreciation	223,585	1,026,542	2,135,284	3,118,952	3,877,178	4,522,643	5,067,757

Ebit	-6,130,084	-10,655,718	-14,136,756	19,467,822	51,705,742	74,181,661	90,553,883

Income Tax	0	0	0	0	12,075,302	22,254,498	27,166,165

Income Tax Liability	0	0	0	0	12,075,302	22,254,498	27,166,165
Acum results	-6,130,084	-16,785,802	-30,922,558	-11,454,736	40,251,007	114,432,668	204,986,551

Tax Credits from Capex	0	0	0	0	0	0	0
Accumulated Credit	0	0	0	0	0	0	0
Remaining Credit	0	0	0	0	0	0	0

Ebit After Tax	-6,130,084	-10,655,718	-14,136,756	19,467,822	39,630,440	51,927,163	63,387,718

Depreciation	223,585	1,026,542	2,135,284	3,118,952	3,877,178	4,522,643	5,067,757

Depreciation	223,585	1,026,542	2,135,284	3,118,952	3,877,178	4,522,643	5,067,757

Ebitda	-5,906,499	-9,629,176	-12,001,472	22,586,774	43,507,618	56,449,806	68,455,475

Investment	-4,471,693	-12,034,620	-12,193,309	-11,750,612	-9,651,813	-11,011,843	-8,935,724

Free Cash Flow	-10,378,192	-21,663,795	-24,194,781	10,836,161	33,855,805	45,437,963	59,519,751

NPV FCF
	WACC	MMUS$
NPV	10%	39,098,044
NPV	12%	32,283,413
NPV	14%	26,382,708
NPV	15%	23,733,775
IRR	30%

Expenditures

Remunerations
Staff			Number of People
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
General Management	3	4	6	6	6	6	6
Commercial Management	11	19	45	49	49	49	49
Admin and Finances Management	6	7	13	12	12	12	12
Operations Management	11	25	38	42	43	43	43
IT Management	1	1	13	13	13	13	13
Total Staff	32	56	115	122	123	123	123
Remunerations			US$ Mes
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
General Management	121,200	142,800	159,600	159,600	159,600	159,600	159,600
Commercial Management	82,800	198,000	428,400	459,600	459,600	459,600	459,600
Admin and Finances Management	80,400	87,600	147,600	140,400	140,400	140,400	140,400
Operations Management	163,200	297,600	410,400	435,600	442,800	442,800	442,800
IT Management	18,000	18,000	198,000	198,000	198,000	198,000	198,000
Total Remunerations	465,600	744,000	1,344,000	1,393,200	1,400,400	1,400,400	1,400,400
Others Expenditures			MUS$
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Total	213,954	341,886	617,600	640,209	643,517	643,517	643,517
Total Remuneration Expenditure	679,554	1,085,886	1,961,600	2,033,409	2,043,917	2,043,917	2,043,917
Average Remuneration MUS$	1,212.500	1,107.143	973.913	951.639	948.780	948.780	948.780

Administration Expenditures
Administration Expenditures
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Total	1,272,845	1,575,280	3,226,911	6,111,144	9,383,124	12,848,492	16,056,929

Marketing and Sales Expenditures
Marketing Expenditures
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Total	3,139,000	4,932,313	4,981,000	4,839,400	5,781,760	6,256,136	6,715,450
Sales Commission
ARPU Internet + Voip			MUS$
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Business	29	22	21	18	17	16	16
Postpaid	38	33	32	30	28	27	26
CPE	38	36	34	33	31	30	28
USB+PC	29	27	26	25	23	22	21
Prepaid	28	18	18	15	14	13	13
CPE	27	21	21	17	16	15	15
USB+PC	29	14	13	13	12	11	11
Household	23	24	22	21	20	19	18
Postpaid	28	27	26	25	24	23	22
CPE	28	27	26	25	24	23	22
USB+PC	25	24	23	22	22	21	20
Prepaid	22	23	21	20	18	18	17
CPE	28	27	26	25	25	24	23
USB+PC	13	12	12	12	11	11	11

New Customers Sales Detail
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Business	1,700	12,600	63,270	96,720	113,680	109,590	104,635
Postpaid	377	2,898	14,279	21,089	25,163	24,251	23,175
CPE	225	2,100	9,405	11,300	14,850	14,288	13,725
USB+PC	152	798	4,874	9,789	10,313	9,964	9,450
Prepaid	1,323	9,702	48,992	75,631	88,517	85,339	81,461
CPE	675	6,300	28,215	33,900	44,550	42,863	41,175
USB+PC	648	3,402	20,777	41,731	43,967	42,476	40,286
Household	3,300	21,400	92,730	128,280	136,320	131,410	125,485
Postpaid	753	5,002	21,302	28,441	30,257	29,159	27,868
CPE	525	3,900	15,345	16,950	18,150	17,463	16,775
USB+PC	228	1,102	5,957	11,491	12,107	11,696	11,093
Prepaid	2,547	16,398	71,429	99,839	106,063	102,251	97,617
CPE	1,575	11,700	46,035	50,850	54,450	52,388	50,325
USB+PC	972	4,698	25,394	48,989	51,613	49,864	47,292
Total Customer Average	5,000	34,000	156,000	225,000	250,000	241,000	230,120
Sales Commission			MUS$

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
ARPU Percentage	90%	90%	90%	70%	70%	70%	70%
Business	44,869	247,622	1,174,812	1,199,210	1,364,933	1,250,294	1,136,006
Postpaid	11,565	87,371	403,571	427,333	493,243	452,973	412,995
CPE	7,614	67,821	289,925	258,328	323,734	297,060	272,201
USB+PC	3,951	19,550	113,646	169,004	169,509	155,913	140,794
Prepaid	33,304	160,251	771,241	771,877	871,691	797,321	723,011
CPE	16,259	117,455	523,187	404,087	503,912	460,078	419,420
USB+PC	17,046	42,797	248,054	367,791	367,779	337,243	303,591
Household	69,147	455,798	1,842,348	1,776,050	1,827,365	1,700,629	1,571,753
Postpaid	18,395	118,169	480,370	472,849	482,938	446,626	409,791
CPE	13,181	94,150	355,594	292,907	300,725	277,425	255,542
USB+PC	5,214	24,020	124,776	179,942	182,213	169,201	154,248
Prepaid	50,752	337,629	1,361,978	1,303,201	1,344,427	1,254,003	1,161,962
CPE	39,543	285,187	1,087,572	904,577	937,797	873,619	812,619
USB+PC	11,209	52,441	274,406	398,625	406,630	380,384	349,343
Sales Commission Total	114,016	703,420	3,017,160	2,975,260	3,192,298	2,950,923	2,707,759

Costs

Internet
Ending Subs
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		0	15,000	114,100	234,118	346,432	474,930	585,924
Cpe		0	10,000	64,400	120,400	176,400	252,400	318,400
USB+PC		0	5,000	49,700	113,718	170,032	222,530	267,524
States		5,000	23,650	78,231	166,537	270,210	358,700	439,765
Cpe		3,000	16,790	59,783	104,196	154,986	196,237	233,425
USB+PC		2,000	6,860	18,448	62,341	115,224	162,463	206,340
Internet Consumption		Average daily in Kilobytes
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Cpe	8.00%	33	36	38	42	52	56	61
USB+PC	10.00%	15	17	18	20	28	31	34
Total Daily Consumption		Megabytes
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		0	439	3,381	7,275	13,934	21,029	28,376
States		129	712	2,636	5,576	11,286	16,025	21,149
Total Peru		129	1,150	6,017	12,852	25,219	37,053	49,524
Price per Mega		US$
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Internet	-7.00%	90	84	78	72	67	63	58
National Transport	-5.00%	145	138	131	124	118	112	107
Total Cost per Mega		235	221	209	197	185	175	165
Total Cost
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		0	440,831	3,158,061	6,320,239	11,256,982	15,799,793	19,827,408
States		363,780	1,890,968	6,601,565	13,162,626	25,111,892	33,614,976	41,828,025
Internet Cost		363,780	2,331,799	9,759,626	19,482,865	36,368,874	49,414,769	61,655,433

Voip Traffic
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Total Minutes		1,024,657	9,982,576	52,297,714	130,204,029	223,711,152	316,438,705	401,175,856
Mobile Off		143,452	1,230,632	6,465,860	16,204,613	27,937,504	39,555,173	50,164,885
Mobile On		40,986	816,623	4,659,367	11,280,015	19,094,617	26,896,285	34,046,240
Fixed		614,794	5,822,617	30,094,899	75,086,491	129,153,606	182,743,855	231,705,911
NLD		122,959	1,114,445	5,847,816	14,612,508	25,154,310	35,599,522	45,141,235
ILD		102,466	998,258	5,229,771	13,020,403	22,371,115	31,643,871	40,117,586
Cost per Minute
Mobile Off	-3.00%	0.06	0.06	0.06	0.05	0.05	0.05	0.05
Mobile On	-3.00%	0.06	0.06	0.06	0.05	0.05	0.05	0.05
Fixed	-3.00%	0.008	0.01	0.01	0.01	0.01	0.01	0.01
NLD	-3.00%	0.02	0.02	0.02	0.02	0.02	0.02	0.02
ILD	-3.00%	0.03	0.03	0.03	0.03	0.03	0.03	0.02
Total Cost
Mobile Off		8,607	71,623	365,024	887,371	1,483,972	2,038,042	2,507,157
Mobile On		2,459	47,527	263,040	617,698	1,014,260	1,385,805	1,701,574
Fixed		4,918	45,184	226,530	548,235	914,710	1,255,427	1,544,036
NLD		2,459	21,620	110,044	266,729	445,379	611,410	752,028
ILD		3,074	29,049	147,621	356,501	594,150	815,210	1,002,505
Total Cost		21,518	215,003	1,112,259	2,676,534	4,452,470	6,105,895	7,507,299

Incoming Traffic
% Incoming Traffic		5%	12%	17%	22%	25%	30%	35%
Price per Minute		0.03	0.03	0.03	0.03	0.03	0.03	0.03
Mobile+Fixed Traffic		799,233	7,869,873	41,220,127	102,571,119	176,185,727	249,195,313	315,917,035
Incoming Traffic		39,962	944,385	7,007,422	22,565,646	44,046,432	74,758,594	110,570,962
Incoming Traffic Income		1,199	28,332	210,223	676,969	1,321,393	2,242,758	3,317,129

Total Net Cost Voip		20,319	186,672	902,036	1,999,565	3,131,077	3,863,137	4,190,170

Leasing Sites
Empowering Sites
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		0	100	80	56	65	90	65
States		50	50	50	50	30	25	16
Total		50	150	130	106	95	115	81
BTS Averages
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		0	50	140	208	80	346	424
States		25	75	125	175	215	243	263
Total Country		25	125	265	383	295	589	687
BTS Factor
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima
Usage factor	Subs per BTS	980	1,029	1,080	1,134	1,191	1,251	1,313
Required BTS		0	14577	105604	206367	290827	379715	446148
Current BTS		0	100	180	236	301	391	456
Deficit BTS		0	-14,477	-105,424	-206,131	-290,526	-379,324	-445,692
South
Usage factor	Subs per BTS	980	1,029	1,080	1,134	1,191	1,251	1,313
Required BTS		5102	22983	72406	146797	226839	286786	334856
Current BTS		50	100	150	200	230	255	271
Deficit BTS		-5,052	-22,883	-72,256	-146,597	-226,609	-286,531	-334,585
Final Sites
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		0	100	180	236	301	391	456
States		50	100	150	200	230	255	271
Total Country		50	200	330	436	531	646	727
Average Rent per Site			US$
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		800	800	800	800	800	800	800
States		500	500	500	500	500	500	500
Leased Sites Cost			US$
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		0	480,000	1,344,000	1,996,800	768,000	3,321,600	4,065,600
States		150,000	450,000	750,000	1,050,000	1,290,000	1,455,000	1,578,000
Total		150,000	930,000	2,094,000	3,046,800	2,058,000	4,776,600	5,643,600

Sites Maintenance
BTS Maintenance Cost		US$
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	500	500	500	500	500	500	500
States	400	400	400	400	400	400	400
Maintenance Cost		US$
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	0	25,000	70,000	104,000	40,000	173,000	211,750
States	10,000	30,000	50,000	70,000	86,000	97,000	105,200
Total	10,000	55,000	120,000	174,000	126,000	270,000	316,950

Other Costs
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Leased Vehicles
Monthly Cost per Vehicle	1,100	1,100	1,100	1,100	1,100	1,100	1,100
Vehicles Number	3	12	12	15	16	18	20
Total	39,600	158,400	158,400	198,000	211,200	237,600	264,000

Manangement Service for Network Operation
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Total	354,000	0	0	0	0	0	0

Population
	2007 (1)	Proj	2011 p	2012 p	2013 p	2014 p	2015 p	2016 p	2017 p
Piura	665,991	2.40%	715,102	732,265	749,839	767,835	786,263	805,134	824,457
Chiclayo	757,452	3.90%	849,575	882,708	917,134	952,902	990,066	1,028,678	1,068,797
Trujillo	811,979	3.40%	897,649	928,169	959,727	992,357	1,026,097	1,060,985	1,097,058
Chimbote	396,434	2.20%	423,178	432,488	442,003	451,727	461,665	471,822	482,202
Arequipa	864,250	2.40%	927,981	950,253	973,059	996,412	1,020,326	1,044,814	1,069,890
Cusco	365,791	4.10%	412,653	429,572	447,184	465,519	484,605	504,474	525,158
Ica	321,332	2.00%	341,000	347,820	354,776	361,872	369,109	376,492	384,021
States	4,183,229		4,567,139	4,703,276	4,843,723	4,988,626	5,138,133	5,292,398	5,451,582
Lima	7,605,742	2.03%	8,078,398	8,242,390	8,409,710	8,580,427	8,754,610	8,932,328	9,113,655
Total Project	11,788,971		12,645,537	12,945,665	13,253,433	13,569,053	13,892,742	14,224,727	14,565,237
Peru	27,412,157	2.06%	29,141,366
(1) Source Censo Nacional 2007 INEI

Fixed Telephony	Penetracion
	Lin x 100 Hab (1)	2011 P	2012 P	2013 P	2014 P	2015 P	2016 P	2017 P
Piura	6.50	55,778	61,356	66,878	72,228	77,284	81,921	86,017
Chiclayo	8.60	87,676	94,690	102,265	110,447	119,282	128,825	139,131
Trujillo	10.10	108,795	114,235	119,947	125,944	132,241	138,853	145,796
Chimbote	6.60	33,516	34,856	36,251	37,701	39,209	40,777	42,408
Arequipa	11.60	129,175	139,509	150,670	162,723	175,741	189,800	204,985
Cusco	4.60	22,778	23,917	25,113	26,369	27,687	29,072	30,525
Ica	9.00	36,828	39,406	42,164	45,116	48,274	51,653	55,269
States	9.00	474,546	507,970	543,288	580,527	619,719	660,902	704,131
Lima	20.0	1,864,613	1,939,198	2,016,765	2,097,436	2,160,359	2,225,170	2,291,925
Total Project		2,339,159	2,447,167	2,560,053	2,677,963	2,780,078	2,886,071	2,996,056
Peru	10.5	2,965,283
(1) Fuente Osiptel

Crecimiento % proyectado
	2012 P	2013 P	2014 P	2015 P	2016 P	2017 P
Piura	10%	9%	8%	7%	6%	5%
Chiclayo	8%	8%	8%	8%	8%	8%
Trujillo	5%	5%	5%	5%	5%	5%
Chimbote	4%	4%	4%	4%	4%	4%
Arequipa	8%	8%	8%	8%	8%	8%
Cusco	5%	5%	5%	5%	5%	5%
Ica	7%	7%	7%	7%	7%	7%
States	7%	7%	7%	7%	7%	7%
Lima	4%	4%	4%	3%	3%	3%

Internet	Penetracion
	Lin x 100 Hab (1)	2011 P	2012 P	2013 P	2014 P	2015 P	2016 P	2017 P
Piura	1.8	12,869	16,086	21,234	27,604	35,057	42,419	50,903
Chiclayo	2.2	18,969	23,711	31,298	40,688	51,673	62,525	75,030
Trujillo	3.4	30,917	38,646	51,012	66,316	84,221	101,908	122,289
Chimbote	2.3	9,637	12,046	15,901	20,671	26,252	31,765	38,118
Arequipa	3.3	30,623	38,279	50,529	65,687	83,423	100,941	121,130
Cusco	2.4	9,904	12,380	16,341	21,243	26,979	32,645	39,174
Ica	2.2	7,502	9,378	12,378	16,092	20,437	24,728	29,674
States	2.6	120,420	150,525	198,693	258,301	328,043	396,932	476,318
Lima	6.9	554,432	687,496	907,494	1,152,518	1,440,647	1,771,996	2,179,555
Total Project		674,852	838,021	1,106,188	1,410,819	1,768,690	2,168,928	2,655,873
Peru	2.8	809,070
(1) Fuente Osiptel

Crecimiento % proyectado
	2012 P	2013 P	2014 P	2015 P	2016 P	2017 P
Piura	25%	32%	30%	27%	21%	20%
Chiclayo	25%	32%	30%	27%	21%	20%
Trujillo	25%	32%	30%	27%	21%	20%
Chimbote	25%	32%	30%	27%	21%	20%
Arequipa	25%	32%	30%	27%	21%	20%
Cusco	25%	32%	30%	27%	21%	20%
Ica	25%	32%	30%	27%	21%	20%
States	25%	32%	30%	27%	21%	20%
Lima	24%	32%	27%	25%	23%	23%

Population Projection
	Population	%
	2011 Inhab
Lima	8,078,398	28%
States	4,567,139	16%
Total Project	12,645,537	43%
Peru	29,141,366	100%

Population Projection
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	8,078,398	8,242,390	8,409,710	8,580,427	8,754,610	8,932,328	9,113,655
States	4,567,139	4,703,276	4,843,723	4,988,626	5,138,133	5,292,398	5,451,582
Total	12,645,537	12,945,665	13,253,433	13,569,053	13,892,742	14,224,727	14,565,237
Growing Rate	Percentage Grow per year

Fixed Telephony
Fixed Telephony Indicators
Zone	Lines in	Percentage	Penetration
	Service 2010	Distribution	Lin per 100 Inhab
Lima	1,864,613	63%	20.0
States	474,546	16%	9.0
Total Project	2,339,159	79%
Peru	2,965,283	100%	10.5
Chile	3,575,365		21.0
Colombia	7,904,533		17.2
Argentina	8,926,315		17.0

Fixed Telephony Projection
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	1,864,613	1,939,198	2,016,765	2,097,436	2,160,359	2,225,170	2,291,925
States	474,546	507,970	543,288	580,527	619,719	660,902	704,131
Total	2,339,159	2,447,167	2,560,053	2,677,963	2,780,078	2,886,071	2,996,056
Growing Rate	Percentage Grow per year
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		4.00%	4.00%	4.00%	3.00%	3.00%	3.00%
States		7.04%	6.95%	6.85%	6.75%	6.65%	6.54%

Fixed Telephony Penetration Projection				Lines per 100 Inhab
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	23.08	23.53	23.98	24.44	24.68	24.91	25.15
States	10.39	10.80	11.22	11.64	12.06	12.49	12.92
Total Project	18.50	18.90	19.32	19.74	20.01	20.29	20.57

Internet
Zone	Internet	Percentage	Penetration
	Connections	Distribution	Lin per 100 Inhab
Lima	554,432	69%	6.86
States	120,420	15%	2.64
Total Project	674,852	83%	6.86	Connection
Peru	809,070	100%	2.78	Fixed	Movil
Chile	2,295,511		9.70	1,665,059	630,492
Colombia	1,580,345		4.70
Brasil	10,123,428		5.80
Argentina	3,651,093		9.30

Internet Connections
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	554,432	687,496	907,494	1,152,518	1,440,647	1,771,996	2,179,555
States	120,420	150,525	198,693	258,301	328,043	396,932	476,318
Total	674,852	838,021	1,106,188	1,410,819	1,768,690	2,168,928	2,655,873
Growing Rate	Percentage Grow per year
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		24.00%	32.00%	27.00%	25.00%	23.00%	23.00%
States		25.00%	32.00%	30.00%	27.00%	21.00%	20.00%
Internet Penetration				Connections per 100 Inhab
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	6.9	8.3	10.8	13.4	16.5	19.8	23.9
States	2.6	3.2	4.1	5.2	6.4	7.5	8.7
Total	5.3	6.5	8.3	10.4	12.7	15.2	18.2

Cpe Customers
Beginning Subs
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	0	0	10,000	64,400	120,400	176,400	252,400
States	0	3,000	16,790	59,783	104,196	154,986	196,237
Total	0	3,000	26,790	124,183	224,596	331,386	448,637
Subs Additions
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		10,000	55,000	65,000	76,000	78,000	75,000
States	3,000	14,000	44,000	48,000	56,000	49,000	47,000
Total	3,000	24,000	99,000	113,000	132,000	127,000	122,000
Churn
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
% Churn	8%	7%	6%	6%	5%	5%	5%
Lima	0	0	600	3,864	6,020	8,820	12,620
States	0	210	1,007	3,587	5,210	7,749	9,812
Total	0	210	1,607	7,451	11,230	16,569	22,432
Net Subs Additions
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	0	10,000	54,400	56,000	56,000	76,000	66,000
States	3,000	13,790	42,993	44,413	50,790	41,251	37,188
Total	3,000	23,790	97,393	100,413	106,790	117,251	103,188
Ending Subs	Thousand of Subs
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	0	10,000	64,400	120,400	176,400	252,400	318,400
States	3,000	16,790	59,783	104,196	154,986	196,237	233,425
Total	3,000	26,790	124,183	224,596	331,386	448,637	551,825
Average Subs	Thousand of Subs
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	0	5,000	37,200	92,400	148,400	214,400	285,400
States	1,500	9,895	38,286	81,989	129,591	175,611	214,831
Total	1,500	14,895	75,486	174,389	277,991	390,011	500,231
Ending Subs Growth
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
North	N/A	N/A	N/A	560%	87%	63%	37%
South	N/A	N/A	1433%	265%	85%	40%	24%
Total	N/A	N/A	3246%	375%	86%	52%	31%

USB + PC Customers
Beginning Subs
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	0	0	5,000	49,700	113,718	170,032	222,530
States	0	2,000	6,860	18,448	62,341	115,224	162,463
Total	0	2,000	11,860	68,148	176,059	285,257	384,994
Subs Additions
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		5,000	45,000	67,000	62,000	61,000	56,120
States	2,000	5,000	12,000	45,000	56,000	53,000	52,000
Total	2,000	10,000	57,000	112,000	118,000	114,000	108,120
Churn
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
% Churn	9%	7%	6%	6%	5%	5%	5%
Lima	0	0	300	2,982	5,686	8,502	11,127
States	0	140	412	1,107	3,117	5,761	8,123
Total	0	140	712	4,089	8,803	14,263	19,250
Net Subs Additions
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	0	5,000	44,700	64,018	56,314	52,498	44,993
States	2,000	4,860	11,588	43,893	52,883	47,239	43,877
Total	2,000	9,860	56,288	107,911	109,197	99,737	88,870
Ending Subs
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	0	5,000	49,700	113,718	170,032	222,530	267,524
States	2,000	6,860	18,448	62,341	115,224	162,463	206,340
Total	2,000	11,860	68,148	176,059	285,257	384,994	473,864
Average Subs	Thousand of Subs
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	0	2,500	27,350	81,709	141,875	196,281	245,027
States	1,000	4,430	12,654	40,395	88,783	138,844	184,402
Total	1,000	6,930	40,004	122,104	230,658	335,125	429,429
Ending Subs Growth
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	N/A	N/A	N/A	1280%	113%	46%	26%
States	N/A	N/A	579%	640%	287%	76%	38%
Total	N/A	N/A	2814%	910%	160%	57%	31%

Incomes
Internet
Beginning Subs
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Cpe	0	3,000	26,790	124,183	229,732	350,502	460,933
USB+PC	0	2,000	11,860	68,148	176,059	285,257	384,994
Total	0	5,000	38,650	192,331	405,791	635,758	845,926
Subs Additions
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Cpe	3,000	24,000	99,000	113,000	132,000	127,000	122,000
USB+PC	2,000	10,000	57,000	112,000	118,000	114,000	108,120
Total	5,000	34,000	156,000	225,000	250,000	241,000	230,120
Churn
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Cpe	0	210	1,607	7,451	11,230	16,569	22,432
USB+PC	0	140	712	4,089	8,803	14,263	19,250
Total	0	350	2,319	11,540	20,033	30,832	41,682
Net Subs Additions
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Cpe	3,000	23,790	97,393	105,549	120,770	110,431	99,568
USB+PC	2,000	9,860	56,288	107,911	109,197	99,737	88,870
Total	5,000	33,650	153,681	213,460	229,967	210,168	188,438
Ending Subs
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Cpe	3,000	26,790	124,183	229,732	350,502	460,933	560,501
USB+PC	2,000	11,860	68,148	176,059	285,257	384,994	473,864
Total	5,000	38,650	192,331	405,791	635,758	845,926	1,034,365
Average Subs
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Cpe	1,500	14,895	75,486	176,957	290,117	405,717	510,717
USB+PC	1,000	6,930	40,004	122,104	230,658	335,125	429,429
Total	2,500	21,825	115,491	299,061	520,775	740,842	940,146
Ending Subs Growth
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Cpe	N/A	N/A	3246%	394%	97%	48%	28%
USB+PC	N/A	N/A	2814%	910%	160%	57%	31%
Total	N/A	N/A	3074%	552%	120%	52%	30%
% Household and Business Distribution			%
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
CPE
Household	70%	65%	62%	60%	55%	55%	55%
Business	30%	35%	38%	40%	45%	45%	45%
USB+PC
Household	60%	58%	55%	54%	54%	54%	54%
Business	40%	42%	45%	46%	46%	46%	46%
Prepaid/Postpaid Distribution			%
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
CPE
Postpaid	25%	25%	25%	25%	25%	25%	25%
Prepaid	75%	75%	75%	75%	75%	75%	75%
USB+PC
Postpaid	19%	19%	19%	19%	19%	19%	19%
Prepaid	81%	81%	81%	81%	81%	81%	81%

New Customers Sales Detail			Thousands of Customers
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Business	1,700	12,600	63,270	96,720	113,680	109,590	104,635
Postpaid	377	2,898	14,279	21,089	25,163	24,251	23,175
CPE	225	2,100	9,405	11,300	14,850	14,288	13,725
USB+PC	152	798	4,874	9,789	10,313	9,964	9,450
Prepaid	1,323	9,702	48,992	75,631	88,517	85,339	81,461
CPE	675	6,300	28,215	33,900	44,550	42,863	41,175
USB+PC	648	3,402	20,777	41,731	43,967	42,476	40,286
Household	3,300	21,400	92,730	128,280	136,320	131,410	125,485
Postpaid	753	5,002	21,302	28,441	30,257	29,159	27,868
CPE	525	3,900	15,345	16,950	18,150	17,463	16,775
USB+PC	228	1,102	5,957	11,491	12,107	11,696	11,093
Prepaid	2,547	16,398	71,429	99,839	106,063	102,251	97,617
CPE	1,575	11,700	46,035	50,850	54,450	52,388	50,325
USB+PC	972	4,698	25,394	48,989	51,613	49,864	47,292
Average Total Customers	5,000	34,000	156,000	225,000	250,000	241,000	230,120
Average per Year Customer Detail			Thousands of Customers
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Business	774	8,124	46,687	126,951	236,655	336,730	427,360
Postpaid	113	1,856	10,592	28,368	52,798	74,933	94,988
CPE	113	1,303	7,171	17,696	32,638	45,643	57,456
USB+PC	0	553	3,420	10,672	20,160	29,290	37,532
Prepaid	662	6,268	36,095	98,583	183,858	261,797	332,372
CPE	338	3,910	21,514	53,087	97,914	136,930	172,367
USB+PC	324	2,358	14,582	45,496	85,943	124,868	160,005
Household	1,650	13,701	68,804	172,110	284,120	404,112	512,786
Postpaid	377	3,184	15,881	39,071	63,557	90,170	114,283
CPE	263	2,420	11,700	26,544	39,891	55,786	70,224
USB+PC	114	764	4,180	12,528	23,666	34,384	44,059
Prepaid	1,274	10,517	52,923	133,039	220,563	313,942	398,503
CPE	788	7,261	35,101	79,631	119,673	167,358	210,671
USB+PC	486	3,256	17,822	53,408	100,890	146,584	187,832
Average Customer Total	2,424	21,825	115,491	299,061	520,775	740,842	940,146
ARPU Internet	US$ a month
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Business	27	19	19	16	15	15	14
Postpaid	34	30	29	27	26	24	23
CPE	34	32	31	29	28	26	25
USB+PC	27	26	24	23	22	21	20
Prepaid	26	16	16	13	13	12	11
CPE	24	18	18	15	14	13	12
USB+PC	28	13	12	12	11	10	10
Household	22	22	21	19	18	18	17
Postpaid	25	24	23	22	21	21	20
CPE	26	25	24	23	22	21	20
USB+PC	24	23	22	21	20	20	19
Prepaid	21	21	20	19	17	17	16
CPE	26	25	24	24	23	22	22
USB+PC	12	12	11	11	11	10	10
ARPU Internet Services	23	21	20	18	17	16	16
Internet Income			%
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Business	251,964	1,882,761	10,419,555	24,758,982	43,775,942	59,019,787	71,073,074
Postpaid	45,900	675,382	3,640,726	9,154,657	16,166,353	21,752,807	26,170,954
CPE	45,900	505,164	2,640,579	6,190,119	10,846,258	14,409,674	17,231,947
USB+PC	0	170,218	1,000,147	2,964,538	5,320,095	7,343,134	8,939,007
Prepaid	206,064	1,207,379	6,778,829	15,604,325	27,609,589	37,266,980	44,902,120
CPE	97,200	844,547	4,646,937	9,285,179	16,269,386	21,614,511	25,847,920
USB+PC	108,864	362,832	2,131,893	6,319,146	11,340,203	15,652,469	19,054,200
Household	430,416	3,588,435	17,192,886	40,213,510	62,276,576	85,231,740	104,363,221
Postpaid	114,732	936,113	4,473,892	10,519,173	16,359,838	22,266,045	27,082,521
CPE	81,900	724,969	3,364,317	7,327,024	10,570,975	14,191,781	17,150,023
USB+PC	32,832	211,144	1,109,575	3,192,150	5,788,864	8,074,265	9,932,498
Prepaid	315,684	2,652,322	12,718,994	29,694,337	45,916,738	62,965,695	77,280,700
CPE	245,700	2,197,564	10,304,316	22,675,160	33,055,086	44,839,489	54,750,611
USB+PC	69,984	454,758	2,414,678	7,019,177	12,861,652	18,126,206	22,530,088
Total Income	682,380	5,471,196	27,612,441	64,972,492	106,052,518	144,251,528	175,436,294

Voip Minutes
Percentage Distribution Per Destinations				%
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Business
Postpaid
CPE		100%	100%	100%	100%	100%	100%	100%
	Movil Off	14%	12%	12%	12%	12%	12%	12%
	Movil On	4%	9%	10%	10%	10%	10%	10%
	Fijo	60%	58%	57%	57%	57%	57%	57%
	LDN	12%	11%	11%	11%	11%	11%	11%
	LDI	10%	10%	10%	10%	10%	10%	10%
	USB+PC	100%	100%	100%	100%	100%	100%	100%
	Movil Off	14%	14%	14%	14%	14%	14%	14%
	Movil On	4%	4%	4%	4%	4%	4%	4%
	Fijo	60%	60%	60%	60%	60%	60%	60%
	LDN	12%	12%	12%	12%	12%	12%	12%
	LDI	10%	10%	10%	10%	10%	10%	10%
Prepaid
CPE		100%	100%	100%	100%	100%	100%	100%
	Movil Off	14%	12%	12%	12%	12%	12%	12%
	Movil On	4%	9%	10%	10%	10%	10%	10%
	Fijo	60%	58%	57%	57%	57%	57%	57%
	LDN	12%	11%	11%	11%	11%	11%	11%
	LDI	10%	10%	10%	10%	10%	10%	10%
	USB+PC	100%	100%	100%	100%	100%	100%	100%
	Movil Off	14%	14%	14%	14%	14%	14%	14%
	Movil On	4%	4%	4%	4%	4%	4%	4%
	Fijo	60%	60%	60%	60%	60%	60%	60%
	LDN	12%	12%	12%	12%	12%	12%	12%
	LDI	10%	10%	10%	10%	10%	10%	10%
Household
Postpaid
CPE		100%	100%	100%	100%	100%	100%	100%
	Movil Off	14%	12%	12%	12%	12%	12%	12%
	Movil On	4%	9%	10%	10%	10%	10%	10%
	Fijo	60%	58%	57%	57%	57%	57%	57%
	LDN	12%	11%	11%	11%	11%	11%	11%
	LDI	10%	10%	10%	10%	10%	10%	10%
	USB+PC	100%	100%	100%	100%	100%	100%	100%
	Movil Off	14%	14%	14%	14%	14%	14%	14%
	Movil On	4%	4%	4%	4%	4%	4%	4%
	Fijo	60%	60%	60%	60%	60%	60%	60%
	LDN	12%	12%	12%	12%	12%	12%	12%
	LDI	10%	10%	10%	10%	10%	10%	10%
Prepaid
CPE		100%	100%	100%	100%	100%	100%	100%
	Movil Off	14%	12%	12%	12%	12%	12%	12%
	Movil On	4%	9%	10%	10%	10%	10%	10%
	Fijo	60%	58%	57%	57%	57%	57%	57%
	LDN	12%	11%	11%	11%	11%	11%	11%
	LDI	10%	10%	10%	10%	10%	10%	10%
	USB+PC	100%	100%	100%	100%	100%	100%	100%
	Movil Off	14%	14%	14%	14%	14%	14%	14%
	Movil On	4%	4%	4%	4%	4%	4%	4%
	Fijo	60%	60%	60%	60%	60%	60%	60%
	LDN	12%	12%	12%	12%	12%	12%	12%
	LDI	10%	10%	10%	10%	10%	10%	10%

Average Minutes Per Month				%
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Business	% Evolution
Postpaid
CPE	3.23%	90	93	96	99	102	106	109
USB+PC	3.12%	40	41	43	44	45	47	48
Prepaid
CPE	-2.12%	46	45	44	43	42	41	40
USB+PC	-2.32%	20	20	19	19	19	18	18
Household
Postpaid
CPE	3.23%	70	72	75	77	79	82	85
USB+PC	3.12%	30	31	32	33	34	35	36
Prepaid
CPE	-2.12%	32	31	30	30	29	28	28
USB+PC	-2.32%	14	13	13	13	12	12	12

Percentage Distribution Per Destinations				%
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Business
Postpaid
CPE		90	93	96	99	102	106	109
	Movil Off	13	11	12	12	12	13	13
	Movil On	4	8	10	10	10	11	11
	Fijo	54	54	55	56	58	60	62
	LDN	11	10	11	11	11	12	12
	LDI	9	9	10	10	10	11	11
	USB+PC	40	41	43	44	45	47	48
	Movil Off	6	6	6	6	6	7	7
	Movil On	2	2	2	2	2	2	2
	Fijo	24	25	26	26	27	28	29
	LDN	5	5	5	5	5	6	6
	LDI	4	4	4	4	5	5	5
Prepaid
CPE		46	45	44	43	42	41	40
	Movil Off	6	5	5	5	5	5	5
	Movil On	2	4	4	4	4	4	4
	Fijo	28	26	25	25	24	24	23
	LDN	6	5	5	5	5	5	4
	LDI	5	4	4	4	4	4	4
	USB+PC	20	20	19	19	19	18	18
	Movil Off	3	3	3	3	3	3	2
	Movil On	1	1	1	1	1	1	1
	Fijo	12	12	12	11	11	11	11
	LDN	2	2	2	2	2	2	2
	LDI	2	2	2	2	2	2	2
Household
Postpaid
CPE		70	72	75	77	79	82	85
	Movil Off	10	9	9	9	10	10	10
	Movil On	3	7	7	8	8	8	8
	Fijo	42	42	43	44	45	47	48
	LDN	8	8	8	8	9	9	9
	LDI	7	7	7	8	8	8	8
	USB+PC	30	31	32	33	34	35	36
	Movil Off	4	4	4	5	5	5	5
	Movil On	1	1	1	1	1	1	1
	Fijo	18	19	19	20	20	21	22
	LDN	4	4	4	4	4	4	4
	LDI	3	3	3	3	3	3	4
Prepaid
CPE		32	31	30	30	29	28	28
	Movil Off	4	4	4	4	3	3	3
	Movil On	1	3	3	3	3	3	3
	Fijo	19	18	17	17	16	16	16
	LDN	4	3	3	3	3	3	3
	LDI	3	3	3	3	3	3	3
	USB+PC	14	13	13	13	12	12	12
	Movil Off	2	2	2	2	2	2	2
	Movil On	1	1	1	1	0	0	0
	Fijo	8	8	8	8	7	7	7
	LDN	2	2	2	2	1	1	1
	LDI	1	1	1	1	1	1	1

ARPU per Customer type and minute rate
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Business		2.24	2.32	2.20	2.01	1.91	1.81	1.72
Postpaid		3.60	2.98	2.91	2.76	2.70	2.64	2.59
CPE		3.60	3.58	3.57	3.51	3.45	3.39	3.34
	Movil Off	0.11	0.10	0.10	0.09	0.09	0.08	0.08
	Movil On	0.07	0.07	0.06	0.06	0.06	0.05	0.05
	Fijo	0.02	0.02	0.02	0.02	0.02	0.02	0.02
	LDN	0.04	0.04	0.04	0.03	0.03	0.03	0.03
	LDI	0.05	0.05	0.05	0.04	0.04	0.04	0.04
	USB+PC	1.88	1.57	1.54	1.52	1.49	1.46	1.44
	Movil Off	0.14	0.10	0.10	0.09	0.09	0.08	0.08
	Movil On	0.14	0.07	0.06	0.06	0.06	0.05	0.05
	Fijo	0.02	0.02	0.02	0.02	0.02	0.02	0.02
	LDN	0.04	0.04	0.04	0.03	0.03	0.03	0.03
	LDI	0.05	0.05	0.05	0.04	0.04	0.04	0.04
Prepaid		2.01	2.13	1.99	1.79	1.68	1.57	1.47
CPE		2.76	2.72	2.60	2.45	2.31	2.18	2.06
	Movil Off	0.16	0.15	0.14	0.14	0.13	0.12	0.12
	Movil On	0.14	0.14	0.13	0.13	0.12	0.12	0.12
	Fijo	0.03	0.03	0.03	0.03	0.03	0.03	0.03
	LDN	0.06	0.06	0.05	0.05	0.05	0.05	0.04
	LDI	0.07	0.07	0.06	0.06	0.06	0.05	0.05
	USB+PC	1.23	1.15	1.08	1.02	0.95	0.90	0.84
	Movil Off	0.16	0.15	0.14	0.14	0.13	0.12	0.12
	Movil On	0.14	0.14	0.13	0.13	0.12	0.12	0.12
	Fijo	0.03	0.03	0.03	0.03	0.03	0.03	0.03
	LDN	0.06	0.06	0.05	0.05	0.05	0.05	0.04
	LDI	0.07	0.07	0.06	0.06	0.06	0.05	0.05
Household		1.69	1.73	1.64	1.49	1.36	1.29	1.23
Postpaid		2.38	2.40	2.35	2.22	2.10	2.05	2.01
CPE		2.80	2.79	2.77	2.73	2.68	2.64	2.60
	Movil Off	0.11	0.10	0.10	0.09	0.09	0.08	0.08
	Movil On	0.07	0.07	0.06	0.06	0.06	0.05	0.05
	Fijo	0.02	0.02	0.02	0.02	0.02	0.02	0.02
	LDN	0.04	0.04	0.04	0.03	0.03	0.03	0.03
	LDI	0.05	0.05	0.05	0.04	0.04	0.04	0.04
	USB+PC	1.41	1.18	1.16	1.14	1.12	1.10	1.08
	Movil Off	0.14	0.10	0.10	0.09	0.09	0.08	0.08
	Movil On	0.14	0.07	0.06	0.06	0.06	0.05	0.05
	Fijo	0.02	0.02	0.02	0.02	0.02	0.02	0.02
	LDN	0.04	0.04	0.04	0.03	0.03	0.03	0.03
	LDI	0.05	0.05	0.05	0.04	0.04	0.04	0.04
Prepaid		1.48	1.52	1.43	1.28	1.15	1.07	1.01
CPE		1.90	1.86	1.79	1.68	1.59	1.50	1.41
	Movil Off	0.16	0.15	0.14	0.14	0.13	0.12	0.12
	Movil On	0.14	0.14	0.13	0.13	0.12	0.12	0.12
	Fijo	0.03	0.03	0.03	0.03	0.03	0.03	0.03
	LDN	0.06	0.06	0.05	0.05	0.05	0.05	0.04
	LDI	0.07	0.07	0.06	0.06	0.06	0.05	0.05
	USB+PC	0.81	0.76	0.72	0.67	0.63	0.59	0.56
	Movil Off	0.16	0.15	0.14	0.14	0.13	0.12	0.12
	Movil On	0.14	0.14	0.13	0.13	0.12	0.12	0.12
	Fijo	0.03	0.03	0.03	0.03	0.03	0.03	0.03
	LDN	0.06	0.06	0.05	0.05	0.05	0.05	0.04
	LDI	0.07	0.07	0.06	0.06	0.06	0.05	0.05
ARPU Promedio VOIP		2	2	2	2	2	2	1

		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
		20,826	226,476	1,231,635	3,056,291	5,411,995	7,297,342	8,817,170
Postpaid		4,860	66,476	370,267	938,900	1,711,314	2,372,884	2,949,440
CPE		4,860	56,051	306,946	744,852	1,351,218	1,858,837	2,302,136
USB+PC		0	10,425	63,320	194,048	360,096	514,047	647,304
Prepaid		15,966	159,999	861,368	2,117,391	3,700,681	4,924,458	5,867,730
CPE		11,191	127,391	672,044	1,562,759	2,716,749	3,581,646	4,251,130
USB+PC		4,775	32,608	189,324	554,632	983,932	1,342,812	1,616,600
		33,409	283,921	1,353,185	3,079,432	4,644,658	6,267,010	7,579,984
Postpaid		10,749	91,760	447,561	1,039,841	1,601,532	2,219,628	2,758,359
CPE		8,820	80,963	389,517	868,994	1,284,491	1,767,043	2,188,450
USB+PC		1,929	10,798	58,044	170,846	317,041	452,585	569,909
Prepaid		22,660	192,161	905,625	2,039,591	3,043,126	4,047,382	4,821,625
CPE		17,920	162,361	752,495	1,608,722	2,278,754	3,004,213	3,565,763
USB+PC		4,740	29,800	153,129	430,868	764,372	1,043,169	1,255,862
		54,234	510,397	2,584,820	6,135,723	10,056,653	13,564,352	16,397,154

				Miles de Minutos
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7

Postpaid		121,500	1,726,771	9,999,112	26,640,807	50,970,723	74,180,487	96,753,825
CPE		121,500	1,453,042	8,253,295	21,023,721	40,028,821	57,786,894	75,091,687
	Movil Off	17,010	174,365	990,395	2,522,847	4,803,458	6,934,427	9,011,002
	Movil On	4,860	130,774	825,329	2,102,372	4,002,882	5,778,689	7,509,169
	Fijo	72,900	842,765	4,704,378	11,983,521	22,816,428	32,938,529	42,802,262
	LDN	14,580	159,835	907,862	2,312,609	4,403,170	6,356,558	8,260,086
	LDI	12,150	145,304	825,329	2,102,372	4,002,882	5,778,689	7,509,169
USB+PC		0	273,729	1,745,817	5,617,086	10,941,902	16,393,593	21,662,138
	Movil Off	0	38,322	244,414	786,392	1,531,866	2,295,103	3,032,699
	Movil On	0	10,949	69,833	224,683	437,676	655,744	866,486
	Fijo	0	164,237	1,047,490	3,370,252	6,565,141	9,836,156	12,997,283
	LDN	0	32,847	209,498	674,050	1,313,028	1,967,231	2,599,457
	LDI	0	27,373	174,582	561,709	1,094,190	1,639,359	2,166,214
Prepaid		265,210	2,671,685	14,758,440	37,799,938	68,654,651	94,940,563	117,509,116
CPE		185,895	2,107,937	11,352,587	27,419,853	49,501,272	67,758,058	83,485,585
	Movil Off	26,025	252,952	1,362,310	3,290,382	5,940,153	8,130,967	10,018,270
	Movil On	7,436	189,714	1,135,259	2,741,985	4,950,127	6,775,806	8,348,558
	Fijo	111,537	1,222,604	6,470,975	15,629,316	28,215,725	38,622,093	47,586,783
	LDN	22,307	231,873	1,248,785	3,016,184	5,445,140	7,453,386	9,183,414
	LDI	18,590	210,794	1,135,259	2,741,985	4,950,127	6,775,806	8,348,558
USB+PC		79,315	563,747	3,405,853	10,380,085	19,153,379	27,182,506	34,023,532
	Movil Off	11,104	78,925	476,819	1,453,212	2,681,473	3,805,551	4,763,294
	Movil On	3,173	22,550	136,234	415,203	766,135	1,087,300	1,360,941
	Fijo	47,589	338,248	2,043,512	6,228,051	11,492,027	16,309,503	20,414,119
	LDN	9,518	67,650	408,702	1,245,610	2,298,405	3,261,901	4,082,824
	LDI	7,932	56,375	340,585	1,038,009	1,915,338	2,718,251	3,402,353

Postpaid		261,540	2,382,343	12,073,812	29,473,153	47,685,720	69,366,710	90,455,555
CPE		220,500	2,098,839	10,473,479	24,527,674	38,052,089	54,933,220	71,383,456
	Movil Off	30,870	251,861	1,256,818	2,943,321	4,566,251	6,591,986	8,566,015
	Movil On	8,820	188,895	1,047,348	2,452,767	3,805,209	5,493,322	7,138,346
	Fijo	132,300	1,217,327	5,969,883	13,980,774	21,689,691	31,311,935	40,688,570
	LDN	26,460	230,872	1,152,083	2,698,044	4,185,730	6,042,654	7,852,180
	LDI	22,050	209,884	1,047,348	2,452,767	3,805,209	5,493,322	7,138,346
USB+PC		41,040	283,505	1,600,332	4,945,478	9,633,631	14,433,490	19,072,100
	Movil Off	5,746	39,691	224,047	692,367	1,348,708	2,020,689	2,670,094
	Movil On	1,642	11,340	64,013	197,819	385,345	577,340	762,884
	Fijo	24,624	170,103	960,199	2,967,287	5,780,179	8,660,094	11,443,260
	LDN	4,925	34,021	192,040	593,457	1,156,036	1,732,019	2,288,652
	LDI	4,104	28,350	160,033	494,548	963,363	1,443,349	1,907,210
Prepaid		376,407	3,201,776	15,466,351	36,290,132	56,400,058	77,950,945	96,457,359
CPE		297,675	2,686,587	12,711,617	28,226,319	41,520,675	56,834,101	70,026,035
	Movil Off	41,675	322,390	1,525,394	3,387,158	4,982,481	6,820,092	8,403,124
	Movil On	11,907	241,793	1,271,162	2,822,632	4,152,067	5,683,410	7,002,604
	Fijo	178,605	1,558,220	7,245,622	16,089,002	23,666,785	32,395,437	39,914,840
	LDN	35,721	295,525	1,398,278	3,104,895	4,567,274	6,251,751	7,702,864
	LDI	29,768	268,659	1,271,162	2,822,632	4,152,067	5,683,410	7,002,604
USB+PC		78,732	515,189	2,754,734	8,063,813	14,879,383	21,116,844	26,431,324
	Movil Off	11,022	72,127	385,663	1,128,934	2,083,114	2,956,358	3,700,385
	Movil On	3,149	20,608	110,189	322,553	595,175	844,674	1,057,253
	Fijo	47,239	309,114	1,652,840	4,838,288	8,927,630	12,670,107	15,858,794
	LDN	9,448	61,823	330,568	967,658	1,785,526	2,534,021	3,171,759
	LDI	7,873	51,519	275,473	806,381	1,487,938	2,111,684	2,643,132

		1,024,657	9,982,576	52,297,714	130,204,029	223,711,152	316,438,705	401,175,856
	Movil Off	143,452	1,230,632	6,465,860	16,204,613	27,937,504	39,555,173	50,164,885
	Movil On	40,986	816,623	4,659,367	11,280,015	19,094,617	26,896,285	34,046,240
	Fijo	614,794	5,822,617	30,094,899	75,086,491	129,153,606	182,743,855	231,705,911
	LDN	122,959	1,114,445	5,847,816	14,612,508	25,154,310	35,599,522	45,141,235
	LDI	102,466	998,258	5,229,771	13,020,403	22,371,115	31,643,871	40,117,586

Equipment Sales
New Customers Sales
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Postpaid	1,130	7,900	35,580	49,530	55,420	53,410	51,043
CPE	750	6,000	24,750	28,250	33,000	31,750	30,500
USB+PC	380	1,900	10,830	21,280	22,420	21,660	20,543
Prepaid	3,870	26,100	120,420	175,470	194,580	187,590	179,077
CPE	2,250	18,000	74,250	84,750	99,000	95,250	91,500
USB+PC	1,620	8,100	46,170	90,720	95,580	92,340	87,577
Price per Device		US$
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Postpaid
CPE	7	7	7	90	100	100	100
USB	5	5	5	40	70	70	70
Prepaid
CPE	7	7	7	90	100	100	100
USB	5	5	5	40	70	70	70
Sales Equipment Income		US$
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Postpaid	7,150	51,500	227,400	3,393,700	4,869,400	4,691,200	4,487,996
CPE	5,250	42,000	173,250	2,542,500	3,300,000	3,175,000	3,050,000
USB	1,900	9,500	54,150	851,200	1,569,400	1,516,200	1,437,996
Prepaid	23,850	166,500	750,600	11,256,300	16,590,600	15,988,800	15,280,404
CPE	15,750	126,000	519,750	7,627,500	9,900,000	9,525,000	9,150,000
USB	8,100	40,500	230,850	3,628,800	6,690,600	6,463,800	6,130,404
Total Income Sales	31,000	218,000	978,000	14,650,000	21,460,000	20,680,000	19,768,400
Cost per Equipment		US$
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Postpaid
CPE	135	135	135	135	100	90	90
USB	63	63	63	63	55	50	50
Prepaid
CPE	135	135	135	135	100	90	90
USB	63	63	63	63	55	50	50

Total Cost Equipment		US$
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Postpaid	125,190	929,700	4,023,540	5,154,390	4,533,100	3,940,500	3,772,140
CPE	101,250	810,000	3,341,250	3,813,750	3,300,000	2,857,500	2,745,000
USB	23,940	119,700	682,290	1,340,640	1,233,100	1,083,000	1,027,140
Prepaid	405,810	2,940,300	12,932,460	17,156,610	15,156,900	13,189,500	12,613,860
CPE	303,750	2,430,000	10,023,750	11,441,250	9,900,000	8,572,500	8,235,000
USB	102,060	510,300	2,908,710	5,715,360	5,256,900	4,617,000	4,378,860
Total Income Sales	531,000	3,870,000	16,956,000	22,311,000	19,690,000	17,130,000	16,386,000
% Subsidy		US$
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Postpaid	94%	94%	94%	34%	-7%	-19%	-19%
CPE	95%	95%	95%	33%	0%	-11%	-11%
USB	92%	92%	92%	37%	-27%	-40%	-40%
Prepaid	94%	94%	94%	34%	-9%	-21%	-21%
CPE	95%	95%	95%	33%	0%	-11%	-11%
USB	92%	92%	92%	37%	-27%	-40%	-40%
Total Income Sales	94%	94%	94%	34%	-9%	-21%	-21%